As filed with the U.S. Securities and Exchange Commission on August 18, 2015

1933 Act File No. 333-

1940 Act File No. 811-22518

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 7

Nuveen Short Duration Credit Opportunities Fund

(Exact name of Registrant as Specified in Charter)

333 West Wacker Drive, Chicago, Illinois 60606

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(Registrant’s Telephone Number, including Area Code): (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

David P. Glatz K&L Gates LLP 70 West Madison Street Suite 3100 Chicago, IL 60602-4207	Eric F. Fess Chapman and Cutler LLP 111 W. Monroe Street Chicago, IL 60603

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐  When declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Term Preferred Shares, Series	1,000 Shares(1)	$1,000	$1,000,000	$116.20

(1)	The Fund will offer up to Term Preferred Shares, Series , at an offering price of $1,000 per share.
(2)	Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated                     , 2015

PROSPECTUS

$

Nuveen Short Duration Credit Opportunities Fund

TERM PREFERRED SHARES

                                          Shares, Series

Liquidation Preference $1,000 Per Share

The Offering.    Nuveen Short Duration Credit Opportunities Fund (the “Fund”) is offering                      Term Preferred Shares, Series              (“Term Preferred Shares”), with a liquidation preference of $1,000 per share. The Fund intends to use the net proceeds from the sale of Term Preferred Shares to maintain the Fund’s leveraged capital structure.

The Fund.    This prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. The Fund is a diversified, closed-end management investment company. The Fund’s investment objective is to provide current income and the potential for capital appreciation.

Unlisted Shares.    The Term Preferred Shares are not listed or traded on any securities exchange.

Investing in Term Preferred Shares involves risks. See “Risk Factors” beginning on page 54. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 10 of this prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PRICE $1,000 A SHARE

	Price to Public	Underwriting Discounts and Commissions[1]	Proceeds to the Fund
Per Share	$1,000	$	$
Total	$	$	$

[1]	Total expenses of issuance and distribution, excluding underwriting discounts and commissions, are estimated to be $ .

Book-Entry Only.    It is expected that the Term Preferred Shares will be delivered to the underwriters in book-entry form only, through the facilities of the Depository Trust Company, on or about                     , 2015.

CUSIP No.

NUVEEN SECURITIES, LLC

                     , 2015

(continued from previous page)

Investment Strategies.    The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 70% of its Managed Assets (as defined on page 6) in adjustable rate corporate debt instruments. The Fund’s portfolio will be invested primarily in below investment grade adjustable corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. The Fund cannot assure you that it will achieve its investment objective.

Leverage.    In addition to the use of structural leverage through the issuance of the Term Preferred Shares, the Fund employs financial leverage to seek to enhance its potential current income and capital appreciation over time. The Fund utilizes such financial leverage obtained through borrowings. The Fund may utilize derivatives such as credit default swaps that have the economic effect of financial leverage by creating additional investment exposure. See “The Fund’s Investments.”

Dividend Rate:	Series Term Preferred Shares

The dividend rate payable on the Term Preferred Shares on any date will be determined in accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares (the “Statement”) and with reference to the following table:

Date	Dividend Rate
From and including the Date of Original Issue to but excluding , 2016	x.xxx%
From and including , 2016 to but excluding , 2017	x.xxx%
From and including , 2017 to but excluding , 2018	x.xxx%
From and including , 2018 to but excluding , 2019	x.xxx%
From and including , 2019 to but excluding , 2020	x.xxx%
From and including , 2020 to but excluding , 2021	x.xxx%
From and including , 2021 to but excluding , 2022	x.xxx%

See “Description of Term Preferred Shares—Dividends and Dividend Periods.”

Dividends.     Dividends on the Term Preferred Shares will be payable monthly. The first dividend period for the Term Preferred Shares will commence on the date of original issuance of Term Preferred Shares and end on                                          and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such Term Preferred Shares). Dividends will be paid on the first business day of the month next following a dividend period and upon redemption of the Term Preferred Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any monthly dividend period will be declared and paid to holders of record of Term Preferred Shares as their names shall appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a business day, the next preceding business day).

Redemption.    The Fund is required to redeem the Term Preferred Shares on                                         , 20         unless earlier redeemed or repurchased by the Fund. In addition, Term Preferred Shares are subject to optional redemption in certain circumstances. As of                                         , 20        , the Term Preferred Shares will be subject to redemption at the option of the Fund, subject to payment of a premium through                                         , 20        , and at their liquidation preference thereafter. See “Description of Term Preferred Shares—Redemption.”

Priority of Payment.    The Fund has entered into a credit agreement with State Street Bank and Trust Company (the “Credit Agreement”), and has an outstanding balance. See “Use of Leverage.” The rights of lenders, such as State Street Bank and Trust Company, to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Term Preferred Shares and the Fund’s common shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to the Term Preferred Shares and the Fund’s common shares or redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Agreement that would limit or otherwise block the payment of dividends or other distributions or redemption. Term Preferred Shares, however, will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund may issue additional preferred shares on parity with Term Preferred Shares, subject to certain limitations. The Fund may not issue additional classes of shares that are senior to Term Preferred Shares and other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. See “Description of Term Preferred Shares.”

(continued from previous page)

Redemption and Paying Agent.    The redemption and paying agent for Term Preferred Shares will be [State Street Bank and Trust Company, Canton, Massachusetts].

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in Term Preferred Shares and retain it for future reference. A Statement of Additional Information, dated                     , 2015, and as it may be supplemented, containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 81 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s website (www.sec.gov).

Term Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference into this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of Term Preferred Shares in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date. The Fund will update this prospectus to reflect any material changes to the disclosures herein.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information, dated                     , 2015, and as it may be supplemented (the “SAI”), including the Fund’s Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares (the “Statement”), attached as Appendix A to the SAI, prior to making an investment in the Fund, especially the information set forth under the heading “Risk Factors.” Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund	Nuveen Short Duration Credit Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $.01 par value (“Common Shares”), are traded on the New York Stock Exchange (the “NYSE”) under the symbol “JSD.” See “Description of Outstanding Shares—Common Shares.” As of June 30, 2015, the Fund had 10,095,286 Common Shares outstanding and net assets applicable to Common Shares of $189,092,838. The Fund commenced investment operations on May 25, 2011.

The Offering	The Fund is offering Term Preferred Shares, Series (“Series Term Preferred Shares” or “Term Preferred Shares,” and together with the Common Shares, the “Shares”), at a purchase price of $1,000 per share. Term Preferred Shares are being offered by the underwriters listed under “Underwriters.” The Fund intends to use the net proceeds from the sale of Term Preferred Shares to maintain the Fund’s leveraged capital structure. The first issuance date of the Term Preferred Shares upon the closing of this offering is referred to herein as the “Date of Original Issue.”

Priority of Payment	The Fund has entered into a credit agreement with State Street Bank and Trust Company (the “Credit Agreement”), and has an outstanding balance. See “Use of Leverage.” The rights of lenders, such as State Street Bank and Trust Company, to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Term Preferred Shares and Common Shares (each, a “Shareholder”), with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to the Term Preferred Shares and Common Shares or redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Agreement that would limit or otherwise block the payment of dividends or other distributions or redemption. Term Preferred Shares will be senior securities that constitute stock of the Fund and are senior, with priority in all respects, to the Fund’s Common Shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund may not issue additional classes of shares that are senior to the Term Preferred Shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Who May Want to Invest	You should consider your investment goals, time horizons and risk tolerance before investing in Term Preferred Shares. An investment in Term Preferred Shares is not appropriate for all investors and is not intended to be a complete investment program. Term Preferred Shares are designed as a short-term investment to help achieve the after-tax income and capital preservation goals of investors, and not as a trading vehicle. Term Preferred Shares may be an appropriate investment for you if you are seeking:

•	Consistent monthly dividends;

•	Return of your capital investment after a limited term of years;

•	A security that benefits from significant over-collateralization and related protective provisions; and

•	A short-term fixed income investment with potentially less price volatility than longer-dated fixed income securities.

However, keep in mind that you will need to assume the risks associated with an investment in Term Preferred Shares and the Fund. See “Risk Factors.”

Dividend Rate	Term Preferred Shares pay a dividend at an initial rate of % per annum of the $1,000 liquidation preference per share, subject to adjustment as set forth below and in accordance with the Statement (the “Dividend Rate”). The Dividend Rate will not in any event be lower than the initial % Dividend Rate.

The Dividend Rate payable on the Term Preferred Shares on any date will be determined with reference to the following table:

Date	Dividend Rate
From and including the Date of Original Issue to but excluding , 2016	x.xxx	%
From and including , 2016 to but excluding , 2017	x.xxx	%
From and including , 2017 to but excluding , 2018	x.xxx	%
From and including , 2018 to but excluding , 2019	x.xxx	%
From and including , 2019 to but excluding , 2020	x.xxx	%
From and including , 2020 to but excluding , 2021	x.xxx	%
From and including , 2021 to but excluding , 2022	x.xxx	%

See “Description of Term Preferred Shares—Dividends and Dividend Periods—Dividend Rate,” and “—Adjustment to Dividend Rate—Default.”

Dividend Payments	The holders of Term Preferred Shares will be entitled to receive cumulative cash dividends and other distributions on each such share, when, as and if declared by, or under authority granted by, the Board of Trustees of the Fund (the “Board of Trustees”), out of funds legally available for payment. Dividends on the Term Preferred Shares will be payable monthly. The first dividend period for the Term Preferred Shares will commence on the Date of Original Issue of Term Preferred Shares and end on , 20 and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such Term Preferred Shares) (each dividend period a “Dividend Period”). Dividends will be paid on the first Business Day of the month next following a Dividend Period and upon redemption of the Term Preferred Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Term Preferred Shares as their names shall appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the next preceding Business Day). See “Description of Term Preferred Shares—Dividends and Dividend Periods.”

“Business Day” means any day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the NYSE is not closed.

On account of the foregoing provisions, only the holders of Term Preferred Shares on the record date for a Dividend Period will be entitled to receive dividends and other distributions payable with respect to such Dividend Period, and holders of Term Preferred Shares who sell shares before such a record date and purchasers of Term Preferred Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Term Preferred Shares.

Term Redemption	The Fund is required to provide for the mandatory redemption of all outstanding Term Preferred Shares on , 20 at a redemption price equal to $1,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the redemption date (the “Term Redemption Price”). No amendment, alteration or repeal of the obligations of the Fund to redeem all of the Term Preferred Shares on , 20 can be effected without the unanimous vote or consent of the holders of Term Preferred Shares outstanding at such time. See “Description of Term Preferred Shares—Redemption and —Voting Rights.”

Asset Coverage and Corrective

Action	If the Fund fails to have Asset Coverage (as defined under “Asset Coverage” below) of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Asset Coverage Cure Date”), the Fund will, by the close of business on the Business Day next following such Asset Coverage Cure Date, determine (i) the Corrective Action (as defined below) to be taken to cause the Fund to regain Asset Coverage; (ii) if applicable, the identity and market value of assets of the Fund to be sold in connection with a Corrective Action; and (iii) the date, which date will not be later than 20 Business Days following such Asset Coverage Cure Date, on which the Fund will regain Asset Coverage. As used herein, “Corrective Action” means, for the purpose of allowing the Fund to comply with the Asset Coverage requirements, (a) the irrevocable deposit with the Redemption and Paying Agent (as defined below) of certain securities described in the Statement to fund the redemption of Term Preferred Shares; (b) the repayment of indebtedness of the Fund; (c) corrective trades involving Fund assets; or (d) any combination of the actions described in clauses (a) through (c) above. If Term Preferred Shares are to be redeemed in such an event, they will be redeemed at a redemption price equal to their $1,000 liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not declared, but excluding interest thereon) to (but excluding) the date fixed for such redemption (the “Asset Coverage Redemption Price”).

Optional Redemption	As of , 20 , Term Preferred Shares will be subject to optional redemption (in whole or, from time to time, in part) at the sole option of the Fund out of funds legally available therefor, at the redemption price per share equal to the sum of the $1,000 liquidation preference per share plus (i) a premium of 0.5% of the liquidation preference (with no such premium on or after , 20 and (ii) an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for such redemption. See “Description of Term Preferred Shares—Redemption—Optional Redemption.”

Federal and State Income Taxes	The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally does not expect to be subject to federal income tax. [The Fund has received an opinion from its tax counsel that for federal income tax purposes, the Term Preferred Shares will be treated as equity in the Fund. See “Tax Matters.”]

Ratings	The Fund will use commercially reasonable efforts to cause at least one rating agency with respect to the Term Preferred Shares (each a “Rating Agency” and collectively the “Rating Agencies”) to publish a credit rating with respect to Term Preferred Shares for so long as Term Preferred Shares are outstanding. The Board of Trustees has the right to terminate the designation of any of the Rating Agencies for purposes of the Term Preferred Shares, provided that at least one Rating Agency continues to maintain a rating with respect to the Term Preferred Shares. The Board of Trustees has initially designated each of Moody’s Investor Services, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) as a Rating Agency.

Asset Coverage	If the Fund fails to maintain at least 225% asset coverage as of the close of business on each Business Day, and such failure is not cured as of the Asset Coverage Cure Date, the Fund shall be required to take Corrective Action as provided above. “Asset coverage” for Term Preferred Shares is calculated pursuant to Section 18(h) of the Investment Company Act of 1940, as amended (the “1940 Act”), as in effect on the date of the Statement, and is determined on the basis of values calculated as of a time within 48 hours (only including Business Days) preceding each daily determination (“Asset Coverage”). See “Description of Term Preferred Shares—Asset Coverage.”

The Fund estimates that on the Date of Original Issue, the Asset Coverage, based on the composition of its portfolio as of , 2015, and after giving effect to (i) the issuance of Term Preferred Shares offered hereby ($ ), and (ii) $ of underwriting discounts and commissions and estimated offering costs for such Term Preferred Shares, will be %.

Voting Rights	Except as otherwise provided in the Fund’s Declaration of Trust, the Statement or as otherwise required by law, (i) each holder of Term Preferred Shares shall be entitled to one vote for each Term Preferred Share held by such holder on each matter submitted to a vote of Shareholders of the Fund and (ii) the holders of outstanding preferred shares, including the Term Preferred Shares, and of Common Shares shall vote together as a single class; provided that holders of preferred shares, including the Term Preferred Shares, voting separately as a class, shall elect at least two of the Fund’s trustees and will elect a majority of the Fund’s trustees to the extent the Fund fails to pay dividends on any preferred shares, including the Term Preferred Shares, in an amount equal to two full years of dividends on that stock. See “Description of Term Preferred Shares—Voting Rights.”

Liquidation Preference	The liquidation preference of Term Preferred Shares will be $1,000 per share (the “Liquidation Preference”). In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Term Preferred Shares will be entitled to receive a liquidation distribution per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the date fixed for distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon). See “Description of Term Preferred Shares—Liquidation Rights.”

Investment Objective and Policies	The Fund’s investment objective is to provide current income and the potential for capital appreciation. The Fund cannot assure you that it will achieve its investment objective.

The Fund’s portfolio will be invested primarily in below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. Under normal market circumstances, the Fund invests at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles). See “The Fund’s Investments” for additional information on the types of securities in which the Fund may invest. Senior loans and second lien loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers,” and each, a “Borrower”) that operate in various industries and geographic regions. Senior loans, second lien loans and other adjustable rate instruments pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium, and are therefore regarded as having short-term durations. In addition, the Fund may make limited tactical investments in high yield debt and other debt instruments as described herein.

The Fund also may enter into tactical short positions consisting primarily of high yield debt. The high yield debt instruments may have intermediate-term or even long-term durations, but investments in those instruments will not be made in a manner that will cause the Fund’s average portfolio duration (including the effect of leverage) to exceed two years. Short selling involves selling instruments that may be owned, and if not owned, borrowing the same instruments for delivery to the purchaser, with an obligation to replace the borrowed instruments at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the instruments.

Substantially all of the Fund’s portfolio likely will be invested in corporate debt instruments that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. A debt instrument is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such instrument (even if it is rated lower by another), or if it is unrated but judged to be of comparable quality by the portfolio managers. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. See “Risks—Issuer Level Risks—Issuer Credit Risk”, “Risks—Issuer Level Risks—Below Investment Grade Risk” and “Risks—Security Level Risks—Short Exposure Risk.”

The Fund uses leverage to seek to enhance current income and capital appreciation.

Under normal circumstances:

•

The Fund invests at least 70% of its Managed Assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments.

•	The Fund may make limited tactical investments in high yield debt and other debt instruments as described herein in an aggregate amount of up to 30% of its Managed Assets.

•

No more than 30% of the Fund’s Managed Assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa1 or below by any NRSRO or that are unrated but judged by the portfolio managers to be of comparable quality.

•

The Fund may enter into tactical short positions, consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating a negative investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its Managed Assets.

•

The Fund may invest up to 20% of its Managed Assets in debt instruments of non-U.S. issuers (which term for purposes of this prospectus includes Borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments located, or conducting their business, in emerging market countries.

•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies

(including exchange traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly.

See “The Fund’s Investments—Investment Objective,” and “—Investment Policies.”

The Fund may enter into certain derivative transactions, such as credit default swaps and interest rate swaps, as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the net asset value (“NAV”) of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of the Fund’s investment strategy.

Under normal market circumstances, the Fund will maintain an average duration of two years or less for its portfolio (including the effect of leverage, but after the effect of derivatives used to shorten duration). In this prospectus, “average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s effective leverage. When the average duration of the portfolio is expected to be longer than two years, the Fund will use interest rate swaps, interest rate futures or other derivative instruments to shorten such duration. Prices of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. In general, the value of a portfolio of instruments with a shorter duration can be expected to be less sensitive to interest rate changes than a portfolio with a longer duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield. As of June 30, 2015, the effective duration of the Fund’s portfolio was 0.4 years.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Term Preferred Shares are first being invested, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such strategies will be successful. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Swap	Prior to the closing date of this offering, the Fund expects to enter into an interest rate swap with that seeks to convert the economic impact of the dividend payable by the Fund on the Term Preferred Shares to a variable rate exposure. Under the swap, the Fund would receive a fixed payment at a rate equal to the applicable dividend rate being paid by the Fund on the Term Preferred Shares and in turn pay a fixed spread to the one-month LIBOR index. has the right, but not the obligation, to terminate the swap agreement at any time after , 201 . Settlement of the swap is contingent on the closing of the Term Preferred Shares offering. The swap termination date is not contractually tied to the redemption of the Term Preferred Shares. Terms and conditions of the swap may be modified by the mutual written agreement of the Fund and .

Investment Adviser	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion of assets under management as of June 30, 2015. See “Management of the Fund—Investment Adviser, Sub-Adviser and Portfolio Managers.”

Nuveen Investments is a wholly-owned subsidiary of TIAA-CREF. TIAA-CREF is a national financial services organization with approximately $869 billion in assets under management as of June 30, 2015, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments operates as a separate subsidiary within TIAA-CREF’s asset management business.

Sub-Adviser	Symphony Asset Management, LLC (“Symphony”) serves as the Fund’s investment sub-adviser and is an affiliate of Nuveen Fund Advisors. Symphony is a registered investment adviser. Symphony oversees the day-to-day investment operations of the Fund.

Nuveen Securities, LLC (“Nuveen Securities”), a registered broker-dealer affiliate of Nuveen Fund Advisors and Symphony, is involved in the offering of the Fund’s Term Preferred Shares.

Use of Leverage

In addition to offering Term Preferred Shares, the Fund employs leverage through borrowing (“Borrowings”). The Fund has entered into a $95,000,000 Credit Agreement with State Street Bank and Trust Company. As of January 31, 2015, the Fund’s outstanding balance on these Borrowings was $85,200,000. For the six months ended January 31, 2015, the average daily balance outstanding and the average annual interest rate on these Borrowings were $85,065,217 and 0.87%, respectively. This credit facility is secured by substantially all of the assets of the Fund. Issuance of Term Preferred Shares will increase the Fund’s leverage.

Leverage involves special risks. See “Risk Factors—Leverage Risk.” There is no assurance that the Fund’s leveraging strategy will be successful. See “Use of Leverage.”

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to the Fund’s sub-adviser, Symphony) based on a percentage of Managed Assets. Managed Assets for this purpose includes the proceeds realized and managed from the Fund’s use of leverage as set forth in the Fund’s investment management agreement. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective, and will base its decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage will advance the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ and Symphony’s fees. Thus, Nuveen Fund Advisors and Symphony may have a conflict of interest in determining whether to increase the Fund’s use of leverage. Nuveen Fund Advisors will seek to manage that potential conflict by only increasing the Fund’s use of leverage when it determines that such increase is in the best interest of the Fund and is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

Unlisted Shares	The Term Preferred Shares are not listed or traded on any securities exchange.

Redemption and Paying Agent	The Fund has entered into [an amendment to its Transfer Agency and Service Agreement with State Street Bank and Trust Company, Canton, Massachusetts] (the “Redemption and Paying Agent”) for the purpose of causing the Fund’s transfer agent and registrar to serve as transfer agent and registrar, dividend disbursing agent, and redemption and paying agent with respect to Term Preferred Shares.

Special Risk Considerations	Investment in the Fund, and in Term Preferred Shares in particular, involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risk Factors” for a more complete discussion of the special risk considerations of an investment in the Fund.

Risks of Investing in Term Preferred Shares

Capital Structure Risk. As noted above, the Fund has entered into the Credit Agreement, and has an outstanding balance. The rights of lenders, such as State Street Bank and Trust Company, to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of the Fund’s equity holders, such as holders of Term Preferred Shares and Common Shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to the Term Preferred Shares and Common Shares or redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Agreement that would limit or otherwise block the payment of dividends or other distributions or redemption.

Interest Rate Risk—Term Preferred Shares. Term Preferred Shares pay dividends at the Dividend Rate (as described in “Dividend Rate” above). The Dividend Rate will be adjusted each year in accordance with the Statement, but will not in any event be lower than the initial % Dividend Rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to Term Preferred Shares may increase, which would likely result in a decline in the secondary market price of Term Preferred Shares prior to the term redemption date.

Unlisted Shares Risk. Because the Fund has no prior trading history for preferred shares, it is difficult to predict the trading patterns of Term Preferred Shares, including the effective costs of trading Term Preferred Shares. Moreover, Term Preferred Shares will not be listed on a stock exchange. Thus, an investment in Term Preferred Shares may be illiquid and there may be no active trading market.

Ratings Risk.    The Fund expects that, at issuance, the Term Preferred Shares will be rated by at least one Rating Agency designated by the Board of Trustees, and that such rating will be a requirement of issuance of such Shares by the underwriters pursuant to an underwriting agreement. There can be no assurance that the Term Preferred Shares will receive any particular rating from a Rating Agency, or that any such ratings will be maintained at the level originally assigned through the term of the Term Preferred Shares. In the event that one or more Rating Agency does not issue a rating on the Term Preferred Shares at all or at the minimum level required, the issuance and sale of Term Preferred Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in Term Preferred Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, Term Preferred Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade Term Preferred Shares, which may make Term Preferred Shares less liquid in the secondary market and reduce market prices.

Early Redemption Risk. The Fund may voluntarily redeem Term Preferred Shares or may redeem Term Preferred Shares to meet regulatory requirements and satisfy the asset coverage requirements of the Term Preferred Shares. Such redemptions may be at a time that is unfavorable to holders of Term Preferred Shares. The Fund expects to voluntarily redeem Term Preferred Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the then-current Dividend Rate on Term Preferred Shares. For further information, see “Description of Term Preferred Shares—Redemption” and “—Asset Coverage.”

Tax Risks. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of Term Preferred Shares may be adversely affected by changes in tax rates and policies.

In addition, the Fund will treat Term Preferred Shares as equity in the Fund for federal income tax purposes. See also the opinion of counsel included as Appendix D to the SAI. If the Term Preferred Shares were treated as debt rather than as equity for such purposes, the timing and character of such income to holders could be affected. See “Tax Matters.”

Swap Risk.    Swap agreements are typically over-the-counter, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year, where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There can be no assurance that any interest rate swap entered into by the Fund, including the interest rate swap associated with the Term Preferred Shares, as described above under “Swap,” will have the intended effect.

Income Shortfall Risk. The securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the securities held by the Fund fall below the Dividend Rate, the Fund’s ability to pay dividends on Term Preferred Shares could be jeopardized.

Subordination Risk. While holders of Term Preferred Shares will have equal liquidation and distribution rights to any other preferred shares that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness of the Fund, including the Credit Agreement. Therefore, dividends, distributions and other payments to holders of Term Preferred Shares in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of preferred shares holders, including holders of Term Preferred Shares. The rights of lenders and counterparties of the Fund will also be senior to those of holders of Term Preferred Shares.

Credit Crisis and Liquidity Risk. General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of Term Preferred Shares”). Further, there may be market imbalances of sellers and buyers of Term Preferred Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for Term Preferred Shares and may make valuation of Term Preferred Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an Term Preferred Shares investor may have greater difficulty selling his or her Term Preferred Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in Term Preferred Shares.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in Term Preferred Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of Term Preferred Shares and dividends on Term Preferred Shares declines.

Reinvestment Risk—Term Preferred Shares. Given the -year term and potential for early redemption of Term Preferred Shares, holders of Term Preferred Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of Term Preferred Shares may be lower than the return previously obtained from an investment in Term Preferred Shares.

General Risks of Investing in the Fund

Investment and Market Risk. An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and other distributions. See “Risk Factors—Investment and Market Risk.”

Leverage Risk. The use of leverage created through Borrowings and issuing preferred shares, such as the Term Preferred Shares, creates an opportunity for increased net income and returns, but also creates special risks for Shareholders. Issuance of Term Preferred Shares will increase the Fund’s leverage. There is no assurance that the Fund’s leveraging strategy will be successful. The risk of loss attributable to the Fund’s use of leverage is borne by Shareholders. The Fund’s use of leverage can result in a greater decrease in NAV in declining markets. The Fund’s use of leverage similarly can magnify the impact of changing market conditions on market prices for the Fund’s Shares.

The Fund will use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. However, the Fund cannot assure you that the use of leverage will result in a higher yield or return to Shareholders. The income benefit from leverage will be reduced to the extent that the difference narrows between the net earnings on the Fund’s portfolio securities and its cost of leverage. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes interest on Borrowings and dividends paid on preferred shares, such as the Term Preferred Shares, as well as any one-time costs (e.g., issuance costs) and ongoing fees and expenses associated with such leverage.

For risks associated with the issuance of preferred shares, such as the Term Preferred Shares, see “—Risks of Investing in Term Preferred Shares” above.

Furthermore, the amount of fees paid to Nuveen Fund Advisors (which in turn pays a portion of its fees to Symphony) for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for Nuveen Fund Advisors and Symphony to leverage the Fund.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above and magnify the Fund’s leverage risk.

See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Recent Market Conditions. In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic circumstances, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 have generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates as well as the decision to cease purchasing securities pursuant to quantitative easing, may cause interest rates to rise, and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic circumstances could impair the Fund’s ability to achieve its investment objectives.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These circumstances resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market circumstances may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for any outstanding leverage the Fund may have.

Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Market Discount from Net Asset Value.    Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV. The Fund cannot predict whether Shares will trade at, above or below NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase, assuming a stable NAV. Proceeds from the sale of Shares in this offering will be reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used).

The NAV per Share will also be reduced by costs associated with any future issuances of Common or preferred shares. As compared to Term Preferred Shares, the Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Issuer Level Risks

Issuer Credit Risk.    Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. See “Risks—Issuer Level Risks—Issuer Credit Risk.”

Below Investment Grade Risk. The Fund invests in debt instruments that are rated below investment grade at the time of investment or that are unrated but judged by the portfolio managers to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which may be subject to higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. See “Risks—Issuer Level Risks—Below Investment Grade Risk.”

Non-U.S. Issuer Risk. Investments in securities of non-U.S. issuers may involve special risks not presented by investments in instruments of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company’s assets; (vii) restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return. See “Risks—Issuer Level Risks—Non-U.S. Securities Risk.”

Emerging Markets Risk.    Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Security Level Risks

Senior Loan Risk. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund invests primarily in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy a Borrower’s obligation to the Fund in the event of Borrower default or that such collateral could be readily liquidated under such circumstances. In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan.

In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Second Lien Loans and Unsecured Loans Risk.    Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed above. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral.

Subordinated Loans and Other Subordinated Debt Instruments.     Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, such subordinated loans or other debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the Fund’s subordinated loans or other debt instruments would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, the issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer.

Interest Rate Risk. Interest rate risk is the risk that fixed rate debt instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. The Fund’s investment in such fixed rate instruments means that the NAV and market price of the Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest currently are near historically low levels. Because interest rates on most adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s NAV. See “Risk Factors—Security Level Risks—Interest Rate Risk.”

Risks in Loan Valuation. The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in adjustable rate corporate debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when Shares are not priced, NAV can change at times when Common Shares cannot be sold.

Prepayment Risk. During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as call or prepayment risk.

Short Exposure Risk. The Fund may enter into tactical short positions, either directly or through derivatives, to create negative investment exposure or to hedge existing investment exposure. Short selling involves selling instruments that may be owned, and if not owned, borrowing the same instruments for delivery to the purchaser, with an obligation to replace the borrowed instruments at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the instruments. A short sale creates the risk of an unlimited loss, in that the price of the underlying instrument could theoretically increase without limit, thus increasing the cost of buying those instruments to cover the short position. There can be no assurance that the instruments necessary to cover a short position will be available for purchase. Purchasing instruments to close out the short position can itself cause the price of the instruments to rise further, thereby exacerbating the loss. The success of the Fund’s short selling to create negative investment exposure is dependent on Symphony’s ability to correctly determine which investments are likely to decline in value, either in absolute terms or relative to corresponding long positions in the portfolio, which may be different than Symphony’s ability to invest in long portfolio positions.

Illiquid Securities Risk. The Fund may invest in securities that, at the time of investment, are illiquid. Illiquid securities are not readily marketable and may include some restricted securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Derivatives Risk, including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and Symphony correctly forecast market values, interest rates and other applicable factors. If Nuveen Fund Advisors and Symphony incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit swap default contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and Symphony of not only of the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment which could adversely affect the Fund’s ability to successfully use derivative instruments. See “Risk Factors—Derivatives Risk, Including the Risk of Swaps,” “Risk Factors—Counterparty Risk,” “Risk Factors—Hedging Risk” and the SAI.

Legislation and Regulatory Risk. At any time after the date of this prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords (“Basel III”), the market may not react the way Nuveen Fund Advisors or Symphony expects. In the event Nuveen Fund Advisors and Symphony incorrectly forecast market reaction, the Fund may not achieve its investment objective and a Shareholder’s Shares may be worth less than his or her original investment.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships, including bankruptcy, as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. See “Risk Factors—Counterparty Risk.”

Potential Conflicts of Interest Risk.    Nuveen Fund Advisors and Symphony each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, Nuveen Fund Advisors and Symphony may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Symphony may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors and Symphony address such conflicts, please see the SAI.

Other Risks

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Share’s market price or your overall returns. See “Risk Factors—Reinvestment Risk.”

Anti-Takeover Provisions. The Fund’s Declaration of Trust (the “Declaration”) and the Fund’s By-Laws (the “By-Laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving Shareholders of opportunities to sell their Shares at a premium over the then current market price of the Shares. See “Certain Provisions in the Declaration of Trust” and “Risk Factors—Anti-Takeover Provisions.”

In addition, an investment in the Fund’s Shares raises other risks, which are more fully disclosed in the “Risk Factors” section of this prospectus.

Custodian and Transfer Agent	State Street Bank and Trust Company serves as custodian of the Fund’s assets and Common Share transfer agent. See “Custodian and Transfer Agent.”

Governing Law	The Declaration of Trust and the Statement are governed by the laws of the Commonwealth of Massachusetts.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common Share or share of preferred stock of the Fund, including Term Preferred Shares. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal year ended July 31, 2014 has been audited by Ernst & Young LLP, whose report for the fiscal year ended July 31, 2014, along with the financial statements of the Fund including the Financial Highlights for each of the periods indicated therein, are included in the Fund’s 2014 Annual Report. Ernst & Young LLP has not reviewed or examined any records, transactions or events after the date of such Annual Report. Also included is selected data from the six months ended January 31, 2015, which is unaudited and appears in the Fund’s 2015 Semi-Annual Report. A copy of the 2014 Annual Report and 2015 Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

Selected data for a Common Share outstanding throughout each period:

	Year Ended July 31
	2015(h)	2014	2013	2012	2011(e)

PER SHARE OPERATING PERFORMANCE
Beginning NAV	$19.48	$19.91	$19.49	$19.08	$19.10

Investment Operations:
Net Investment Income (Loss) (a)	0.62	1.29	1.61	1.56	0.05
Net Realized/ Unrealized Gain (Loss)	(0.79)	(0.02)	0.49	0.25	0.08

Total	(0.17)	1.27	2.10	1.81	0.13

Less Distributions:
Net Investment Income	(0.58)	(1.37)	(1.61)	(1.40)	(0.11)
Accumulated Net Realized Gains	(0.04)	(0.33)	(0.07)	—	—

Total	(0.62)	(1.70)	(1.68)	(1.40)	(0.11)

Common Share:
Offering Costs	—	— *	—	—	(0.04)
Premium Per Share Sold Through Shelf Offering	—	—	— *	—	—
Ending NAV	$18.69	$19.48	$19.91	$19.49	$19.08

Ending Share Price	$16.76	$18.20	$19.89	$19.54	$18.37
Total Returns:
Based on NAV (b)	(0.89)%	6.59%	11.17%	9.96%	0.49%
Based on Share Price (b)	(4.52)%	0.16%	10.77%	14.77%	(7.58)%

RATIOS/SUPPLEMENTAL DATA
Ending Net Assets (000)	$188,671	$196,613	$201,031	$195,165	$190,868

Ratios to Average Net Assets (c)
Expenses	1.79%**	1.88%	1.80%	1.75%	1.16%**
Net Investment Income (Loss) (d)	6.52%**	6.52%	8.12%	8.25%	1.52%**

Portfolio Turnover Rate (g)	14%	45%	82%	62%	5%
Borrowings at the End of the Period:
Aggregate Amount Outstanding (000)	$85,200	$85,000	$85,000	$85,000	$—
Asset Coverage Per $1,000 Share	$3,214	$3,313	$3,365	$3,296	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Ending Share Price is the combination of changes in share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Footnote 9 — Borrowing Arrangements in the most recent shareholder report.
Each ratio includes the effect of all interest expense and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 7/31:
2015 (h)	0.45	%**
2014	0.50
2013	0.50
2012	0.47
2011 (e)	—

(d)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares (f)

Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2015 (h)	—	%**
2014	—
2013	—
2012	—
2011 (e)	—

(e)	For the period May 25, 2011 (commencement of operations) through July 31, 2011.
(f)	The Fund has not had any matured senior loans since its commencement of operations on May 25, 2011.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 — “Investment Transactions,” in the most recent Shareholder report filed April 9, 2015 on Form N-CSR) divided by the average long-term market value during the period.
(h)	For the six months ended January 31, 2015 (Unaudited).
*	Rounds to less than $0.01 per share.
**	Annualized.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on January 3, 2011, pursuant to the Declaration and governed by the laws of the Commonwealth of Massachusetts. The Fund’s Common Shares are listed on the NYSE under the symbol “JSD.”

The following provides information about the Fund’s outstanding Shares as of June 30, 2015:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	unlimited	0	10,095,286
Preferred Shares	unlimited
Term Preferred Shares		0	0

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds of the offering will be approximately $                    , after payment of the underwriting discounts and commissions and estimated offering costs. The Fund intends to use the net proceeds from the sale of Term Preferred Shares to maintain the Fund’s leveraged capital structure. Any net proceeds from the sale of Term Preferred Shares will be invested in accordance with the Fund’s investment objective and policies as soon as practicable after completion of the offering. The Fund currently anticipates that it will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objectives and policies within approximately                      months after completion of the offering.

DESCRIPTION OF TERM PREFERRED SHARES

The following is a brief description of the terms of Term Preferred Shares. This is not a complete description and is subject to and entirely qualified by reference to the Fund’s Declaration of Trust and the Statement. These documents are filed with the Securities and Exchange Commission as exhibits to the Fund’s registration statement of which this prospectus is a part and the Statement also is attached as Appendix A to the SAI. Copies may be obtained as described under “Available Information.” Many of the terms in this section have a special meaning. Any capitalized terms in this section that are not defined have the meaning assigned to them in the Statement.

General

At the time of issuance the Term Preferred Shares will be fully paid and non-assessable and have no preemptive, conversion, or exchange rights or rights to cumulative voting. The Fund has entered into the Credit Agreement with State Street Bank and Trust Company and has an outstanding balance. The rights of lenders, such as State Street Bank and Trust Company, to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Term Preferred Shares and Common Shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to the Term Preferred Shares and Common Shares or redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Agreement that would limit or otherwise block the payment of dividends or other distributions or redemption.

Term Preferred Shares will rank equally with any other series of preferred shares of the Fund that might be issued in the future, as to payment of dividends and the distribution of the Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Fund. Term Preferred Shares and all other preferred shares, if any, are senior as to dividends and other distributions to the Fund’s Common Shares. The Fund may issue additional series of preferred shares in the future, and any such series, together with the Term Preferred Shares, are herein collectively referred to as “preferred shares.”

Except in certain limited circumstances, holders of Term Preferred Shares will not receive certificates representing their ownership interest in such shares, and the Term Preferred Shares will be represented by one or more global certificates to be held by and on behalf of the Securities Depository for the Term Preferred Shares. The Depository Trust Company will act as Securities Depository with respect to the Term Preferred Shares.

Dividends and Dividend Periods

General.    The following is a general description of dividends and dividend periods. The holders of Term Preferred Shares will be entitled to receive cumulative cash dividends and other distributions on such shares, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available for payment and in preference to dividends and other distributions on Common Shares of the Fund, calculated separately for each Dividend Period for such Term Preferred Shares at the Dividend Rate for such Term Preferred Shares in effect during such Dividend Period, on an amount equal to the Liquidation Preference for such Term Preferred Shares. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and the Declaration of Trust, and to the extent available, in preference to and priority over any dividend declared and payable on the Common Shares.

Dividend Rate.    The Dividend Rate for Term Preferred Shares is an initial annual rate of         %. The Dividend Rate for Term Preferred Shares will be adjusted annually as set forth below and in accordance with the Statement and/or upon the occurrence of certain events resulting in a “Default” (as defined below). The Dividend Rate will not in any event be lower than the initial                     % Dividend Rate.

The Dividend Rate payable on the Term Preferred Shares on any date will be determined with reference to the following table:

Date	Dividend Rate
From and including the Date of Original Issue to but excluding , 2016	x.xxx	%
From and including , 2016 to but excluding , 2017	x.xxx	%
From and including , 2017 to but excluding , 2018	x.xxx	%
From and including , 2018 to but excluding , 2019	x.xxx	%
From and including , 2019 to but excluding , 2020	x.xxx	%
From and including , 2020 to but excluding , 2021	x.xxx	%
From and including , 2021 to but excluding , 2022	x.xxx	%

Payment of Dividends and Dividend Periods.    Dividends on the Term Preferred Shares will be payable monthly. The first Dividend Period for the Term Preferred Shares will commence on the Date of Original Issue of Term Preferred Shares and end on                     , 20           and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such Term Preferred Shares). Dividends will be paid on the Dividend Payment Date—the first Business Day of the month next following a Dividend Period and upon redemption of the Term Preferred Shares. Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Term Preferred Shares as their names shall appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the next preceding Business Day). Dividends payable on Term Preferred Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

On account of the foregoing provisions, only the holders of Term Preferred Shares on the record date for a Dividend Period will be entitled to receive dividends and other distributions payable with respect to such Dividend Period, and holders of Term Preferred Shares who sell shares before such a record date and purchasers of Term Preferred Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Term Preferred Shares.

Increased Rate—Default.    The Dividend Rate will be adjusted to the Increased Rate (as defined below) for any date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on the (i) applicable Dividend Payment Date, Deposit Securities sufficient to pay the full amount of any dividend on Term Preferred Shares payable on such Dividend Payment Date (a “Dividend Default”) or (ii) applicable Redemption Date (as defined below), Deposit Securities sufficient to pay the full amount of the redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, referred to as a “Default”). [A Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price, as applicable, shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent.] In the case of a Default, the applicable dividend rate will be equal to the Increased Rate for each calendar day on which such Default is in effect. The “Increased Rate” for any such calendar day shall be equal to the applicable Dividend Rate in effect on such day plus five percent (5%) per annum.

Reporting of Increased Rate.    In the event that an Increased Rate is in effect for any outstanding series of Term Preferred Shares, the Fund will, as soon as practicable (but in no event later than five Business Days following the first day that such Increased Rate is in effect), make public disclosure via press release of the effectiveness of the Increased Rate and the date on which such Increased Rate was effective. In addition, following the end of a Default triggering such Increased Rate, the Fund will, as soon as practicable (but in no event later than five Business Days following the last day that such Increased Rate is in effect) make public disclosure via press release announcing the date on which such Increased Rate ceased to be effective. For the avoidance of doubt, if the initial public disclosure via press release also includes the date on which such Increased Rate ceased to be effective, a separate press release disclosing that fact will not be required to be issued. The Fund will have no other obligation with respect to notification of any person concerning the effectiveness of the Increased Rate on such date.

Mechanics of Payment of Dividends.    Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Fund is required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (i) cash or cash equivalents; (ii) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States (“U.S. Government Obligations”); (iii) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest principally in U.S. Government Obligations or any combination thereof; or (iv) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or such other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. The Fund does not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Term Preferred Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of Term Preferred Shares as their names appear on the registration books of the Fund. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Term Preferred Shares as their names appear on the registration books of the Fund on such date, not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Term Preferred Shares which may be in arrears. See “—Adjustment to Dividend Rate—Default.”

Upon failure to pay dividends for at least two years, the holders of Term Preferred Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Term Preferred Shares upon any failure to pay dividends on Term Preferred Shares.

Restrictions on Dividend, Redemption and Other Payments

No full dividends and other distributions will be declared or paid on Term Preferred Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and other distributions due through the most recent dividend payment dates for all outstanding preferred shares (including Term Preferred Shares) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each preferred share. If full cumulative dividends and other distributions due have not been paid on all outstanding preferred shares of any series, any dividends and other distributions being declared and paid on Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on the shares of each such series of preferred shares on the relevant dividend payment date. No holders of Term Preferred Shares will be entitled to any dividends and other distributions in excess of full cumulative dividends and other distributions as provided in the Statement.

For so long as any Term Preferred Shares are outstanding, the Fund will not: (x) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act, (B) all cumulative dividends and other distributions of shares of all series of preferred shares of the Fund ranking on a parity with the Term Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such preferred shares for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) the Fund shall have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding preferred shares of any series to be redeemed pursuant to a Term Redemption or Corrective Action resulting from the failure to comply with the Asset Coverage requirements described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, the Fund will not redeem any Term Preferred Shares unless all accumulated and unpaid dividends and other distributions on all outstanding Term Preferred Shares and other series of preferred shares ranking on a parity with the Term Preferred Shares with respect to dividends and other distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred shares) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent, provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding Term Preferred Shares and any other series of preferred shares for which all accumulated and unpaid dividends and other distributions have not been paid.

Under the 1940 Act, the Fund may not (i) declare any dividend with respect to any preferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the preferred shares or purchase or redeem preferred shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). Notwithstanding the 1940 Act’s requirements, Term Preferred Shares have a higher Asset Coverage (as defined for purposes of the Term Preferred Shares) of at least 225% instead of 200%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include the Fund’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% statutory asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of preferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If the Fund fails to maintain Asset Coverage of at least 225% as of the close of business on each Business Day, and such failure is not cured as of the Asset Coverage Cure Date, the Fund will be required to take Corrective Action as provided below. Asset Coverage means asset coverage of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the Statement, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination. For purposes of this determination, no Term Preferred Shares or other preferred shares shall be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such preferred shares) to pay the full redemption price for such preferred shares (or the portion thereof to be redeemed) shall have been irrevocably deposited in trust with the paying agent for such preferred shares and the requisite notice of redemption for such preferred shares (or the portion thereof to be redeemed) shall have been given. In such event, the Deposit Securities or other sufficient funds so deposited shall not be included as assets of the Fund for purposes of the computation of Asset Coverage.

Redemption

Term Redemption.    The Fund is required to redeem (the “Term Redemption”) all of the Term Preferred Shares on                     , 20           (the “Term Redemption Date”), at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Term Redemption Price”).

Asset Coverage and Corrective Action.    If the Fund fails to have Asset Coverage of at least 225% as provided in the Statement and such failure is not cured as of the close of business on the Asset Coverage Cure Date, the Fund will, by the close of business on the Business Day next following such Asset Coverage Cure Date, determine (i) the Corrective Action (as defined below) to be taken to cause the Fund to regain Asset Coverage; (ii) if applicable, the identity and market value of assets of the Fund to be sold in connection with a Corrective

Action; and (iii) the date, which date will not be later than 20 Business Days following such Asset Coverage Cure Date, on which the Fund will regain Asset Coverage. As used herein, “Corrective Action” means, for the purpose of allowing the Fund to comply with the Asset Coverage requirements, (a) the irrevocable deposit of Deposit Securities with the Redemption and Paying Agent to fund the redemption of Term Preferred Shares; (b) the repayment of indebtedness of the Fund; (c) corrective trades involving Fund assets; or (d) any combination of the actions described in clauses (a) through (c) above. In the event that any Term Preferred Shares are to be redeemed, the Fund will redeem such Term Preferred Shares at a price per share equal to the liquidation price of the applicable Term Preferred Shares, which is equal to the Liquidation Preference of such Term Preferred Share plus accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by the Board of Trustees (the “Asset Coverage Redemption Price”). In the event that any Term Preferred Shares are redeemed to regain compliance with the Asset Coverage requirements, the Fund will effect a redemption on the date fixed by the Fund, which date will not be later than 20 calendar days after the Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Term Preferred Shares and other preferred shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to 20 calendar days after the Asset Coverage Cure Date, the Fund will redeem those Term Preferred Shares and other preferred shares, if any, which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding Term Preferred Shares are to be redeemed pursuant to the Asset Coverage mandatory redemption provisions above, the Term Preferred Shares to be redeemed will be selected either (i) pro rata among Term Preferred Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption shall be subject to any applicable procedures of the Security Depository.

Optional Redemption.    On any Business Day (such Business Day, an “Optional Redemption Date”), the Fund may redeem in whole, or from time to time, in part outstanding Term Preferred Shares, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon), plus the applicable Optional Redemption Premium per share (as calculated below) (the “Optional Redemption Price”). The “Optional Redemption Premium” with respect to each Term Preferred Share will be an amount equal to:

•	if the Optional Redemption Date occurs on or after , 20 , and prior to , 20 , 0.5% of the Liquidation Preference; or

•	if the Optional Redemption Date occurs on or after , 20 , 0.00% of the Liquidation Preference.

If fewer than all of the outstanding Term Preferred Shares are to be redeemed pursuant to the optional redemption provisions above, the Term Preferred Shares to be redeemed will be selected either (i) pro rata among Term Preferred Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption shall be subject to any applicable procedures of the Security Depository. Subject to the provisions of the Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Term Preferred Shares will be redeemed from time to time.

Redemption Procedures.    The Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the Securities and Exchange Commission or its staff.

If the Fund shall determine or be required to redeem, in whole or in part, Term Preferred Shares, it will deliver a notice of redemption (a “Notice of Redemption”) by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of such Term Preferred Shares to be redeemed, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not more than 45 calendar days prior to the date fixed for redemption and not less than five calendar days prior to such date set forth in such Notice of Redemption (the “Redemption Date”). Each Notice of Redemption will state: (i) the Redemption Date; (ii) the series of and number of Term Preferred Shares to be redeemed; (iii) the CUSIP number(s) of such Term Preferred Shares; (iv) the applicable Redemption Price of Term Preferred Shares to be redeemed on a per share basis; (v) if applicable, the place or places where the certificate(s) for such Term Preferred Shares (properly endorsed or assigned for transfer, if the Board of Trustees will so require and the Notice of Redemption states) are to be surrendered for payment of the redemption price; (vi) that dividends on Term Preferred Shares to be redeemed will cease to accumulate from and after the redemption date; and (vii) the provisions of the Statement under which such redemption is made. If fewer than all Term Preferred Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of Term Preferred Shares to be redeemed from such holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to the Statement that such redemption is subject to one or more conditions precedent and that the Fund will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If the Fund gives a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund will (i) irrevocably deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the Term Preferred Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of Term Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment will be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such irrevocable deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account described below) will be made no later than 15 calendar days prior to the Term Redemption Date.

Following the giving of a Notice of Redemption, upon the date of the irrevocable deposit of Deposit Securities by the Fund for purposes of redemption of Term Preferred Shares, all rights of the holders of Term Preferred Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Asset Coverage Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to herein as the “Redemption Price”), and such Term Preferred Shares shall no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends and other distributions thereon in accordance with the terms of the Term Preferred Shares up to (but excluding) the applicable Redemption Date). The Fund will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to the Fund, after which the holders of Term Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price. The Fund will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of Term Preferred Shares in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such Term Preferred Shares to the Fund at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all Term Preferred Shares represented by such certificate(s), a new certificate representing Term Preferred Shares that were not redeemed.

Notwithstanding the other redemption provisions described herein, except as otherwise required by law, [(i)] the Fund will not redeem any Term Preferred Shares unless all accumulated and unpaid dividends and other distributions on all outstanding Term Preferred Shares and shares of other series of preferred shares ranking on a parity with the Term Preferred Shares with respect to dividends and other distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds or securities (in accordance with the terms of such preferred shares) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent as set forth herein, [and (ii) if, as of the Redemption Date for Term Preferred Shares, any redemption required with respect to any outstanding preferred shares (including shares of other series of Term Preferred Shares) ranking on a parity with such Term Preferred Shares (x) shall not have been made on the redemption date therefor or is not contemporaneously made on the Redemption Date or (y) shall not have been or is not contemporaneously noticed and Deposit Securities or sufficient funds or securities (in accordance with the terms of such Term Preferred Shares or other preferred shares) for the payment of such redemption shall not have been or are not contemporaneously deposited with the Redemption and Paying Agent for such other Term Preferred Shares or other preferred shares in accordance with the terms of such other Term Preferred Shares or other preferred shares, then any redemption required hereunder shall be made as nearly as possible on a pro rata basis with all other preferred shares then required to be redeemed (or in respect of which securities or funds for redemption are required to be deposited) in accordance with the terms of such preferred shares, and the number of shares of such Term Preferred Shares to be redeemed from the respective holders shall be determined pro rata among the outstanding shares of such Term Preferred Shares or in such other manner as the Board of Trustees may determine to be fair and equitable and that is in accordance with the 1940 Act; provided, in each such case, that such method of redemption shall be subject to any applicable procedures established by the Securities Depository, and] provided[, further, however,] that the Fund will not be prevented from the purchase or acquisition of outstanding Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding Term Preferred Shares and any other series of preferred shares for which all accumulated and unpaid dividends and other distributions have not been paid.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds of the Fund in accordance with the Declaration of Trust of the Fund, the Statement and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if the Fund has failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Term Preferred Shares, dividends may be declared and paid on such Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

Notwithstanding anything to the contrary in the Statement or in any Notice of Redemption, if the Fund has not redeemed Term Preferred Shares on the applicable Redemption Date, the holders of the Term Preferred Shares subject to redemption shall continue to be entitled to (a) receive dividends on such Term Preferred Shares accumulated at the Dividend Rate for the period from, and including, such Redemption Date through, but excluding, the date on which such Term Preferred Shares are actually redeemed and such dividends, to the extent accumulated, but unpaid, during such period (whether or not earned or declared but without interest thereon) will be included in the Redemption Price for such Term Preferred Shares and (b) transfer the Term Preferred Shares prior to the date on which such Term Preferred Shares are actually redeemed, provided that all other rights of holders of such Term Preferred Shares will have terminated upon the date of deposit of Deposit Securities in accordance with the Statement.

The Fund may, in its sole discretion and without a shareholder vote, modify the redemption procedures with respect to notification of redemption for the Term Preferred Shares, provided that such modification does not materially and adversely affect the holders of Term Preferred Shares or cause the Fund to violate any applicable law, rule or regulation.

Term Redemption Liquidity Account and Liquidity Requirement

On or prior to                     , 20           (the “Liquidity Account Initial Date”), the Fund will identify and designate on its books and records or otherwise in accordance with the Fund’s normal procedures (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by the Fund that is assigned a rating by any of Moody’s, Fitch or Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), of not less than B3 by Moody’s, B- by Standard & Poor’s, B- by Fitch, or an equivalent rating by any other NRSRO (or any such rating’s future equivalent) (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a Market Value (as defined in the Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such Term Preferred Shares. The “Term Redemption Amount” for Term Preferred Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of Term Preferred Shares then outstanding and the Dividend Rate that will be in effect for the period of time beginning on the date of the creation of the Term Redemption Liquidity Account for such Term Preferred Shares and ending on the Term Redemption Date for such Term Preferred Shares. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for Term Preferred Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Fund will cause Nuveen Fund Advisors to take all such necessary actions, including identifying and designating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund identified and designated as Liquidity Account Investments with respect to the Term Preferred Shares, Nuveen Fund Advisors, on behalf of the Fund, will be entitled to release any Liquidity Account Investments from such identification and designation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund identified and designated as Liquidity Account Investments at the close of business on such date have a Market Value (as defined in the Statement) equal to at least 110% of the Term Redemption Amount and (ii) the assets of the Fund designated and segregated in accordance with the Custodian’s normal procedures, from other assets of the Fund, and identified as Deposit Securities at the close of business on such date have a Market Value at least equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Fund will not permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law.

The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for the Term Preferred Shares, from and after the 15th day of the calendar month (or, if such day is not a Business Day, the next succeeding Business Day) that is the number of months preceding the calendar month in which the Term Redemption Date occurs in each case specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the Term Preferred Shares set forth below opposite such number of months (the “Liquidity Requirement”):

Number of Months Preceding Month of Term Redemption Date	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for the Term Preferred Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, the Fund will cause the segregation of additional or substitute Deposit

Securities in respect of the Term Redemption Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Term Preferred Shares on the Term Redemption Date, the requirement of the Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Term Preferred Shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference of $1,000 per share, plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but without interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all Term Preferred Shares, and any other outstanding preferred shares, shall be insufficient to permit the payment in full to such holders of Term Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and other distributions and the amounts due upon liquidation with respect to such other preferred shares, then the available assets shall be distributed among the holders of such Term Preferred Shares and such other series of preferred shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding Term Preferred Share plus accumulated and unpaid dividends and other distributions has been paid in full to the holders of Term Preferred Shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Statement.

Voting Rights

Except as otherwise provided in the Fund’s Declaration of Trust, the Statement, or as otherwise required by applicable law, each holder of Term Preferred Shares will be entitled to one vote for each Term Preferred Share held by such holder on each matter submitted to a vote of shareholders of the Fund. The holders of outstanding preferred shares, including the Term Preferred Shares, will vote together with holders of Common Shares of the Fund as a single class. Under applicable rules of the NYSE, the Fund is currently required to hold annual meetings of shareholders.

In addition, the holders of outstanding preferred shares, including the Term Preferred Shares, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of Common Shares, to elect two trustees of the Fund at all times. The holders of outstanding Common Shares and preferred shares, including Term Preferred Shares, voting together as a single class, will elect the balance of the trustees of the Fund.

Notwithstanding the foregoing, if (i) at the close of business on any dividend payment date for dividends on any outstanding preferred share, including any outstanding Term Preferred Shares, accumulated dividends (whether or not earned or declared) on the preferred shares, including the Term Preferred Shares, equal to at least two full year’s dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (ii) at any time holders of any preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting the Board of Trustees will automatically be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the Term Preferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of the preferred shares, including the Term Preferred Shares, will be entitled as a class on a one-vote-per-share basis, to elect such additional trustees. The terms of office of the persons who are trustees at the time of that election will not be affected by the election of the additional trustees. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred shares, including Term Preferred Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (i) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred shares upon the further occurrence of any of the events described herein, and (ii) the terms of office of all of the additional trustees so elected will terminate automatically. Any preferred shares, including Term Preferred Shares, and any preferred shares issued after the date hereof will vote with Term Preferred Shares as a single class on the matters described above, and the issuance of any other preferred shares, may reduce the voting power of the holders of Term Preferred Shares. A Voting Period will terminate when all of the conditions described above cease to exist.

As soon as practicable after the accrual of any right of the holders of preferred shares to elect additional trustees as described above, the Fund will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such preferred shares to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such holder on like notice. The record date for determining the holders of preferred shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at each meeting of holders of preferred shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), will be entitled to elect the number of additional trustees prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Statement, so long as any Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of at least a majority of Term Preferred Shares of all series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to (i) alter or abolish any preferential right of such Term Preferred Share, or (ii) create, alter or abolish any right in respect of redemption of such Term Preferred Share; provided that a division, stock split or reverse stock split of a Term Preferred Share will not, by itself, be deemed to have any of the effects set forth in clause (i) or (ii) above. So long as any Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of at least 66 2/3% of the holders of Term Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under United States bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. No vote of the holders of Common Shares will be required to amend, alter or repeal the provisions of the Statement, including any appendix.

Except as otherwise permitted by the terms of the Statement, and subject to the paragraph below, so long as any Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Term Preferred Shares outstanding at the time, voting as a separate class, amend, alter or repeal: (i) the provisions of the appendix to the Statement relating to a series of Term Preferred Shares, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such appendix of the series of Term Preferred Shares or the holders thereof; or (ii) the provisions of the appendix of the Statement for a series of Term Preferred Shares setting forth the Liquidation Preference for such Term Preferred Shares; provided that a division, stock split or reverse stock split of a Term Preferred Share shall not, by itself, be deemed to violate clause (i) or (ii) above. For purposes of clause (i) above, no matter shall be deemed to materially and adversely affect any preference, right or power of a Term Preferred Share or the holder thereof unless such matter (i) alters or abolishes any preferential right of such Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such Term Preferred Share. For the avoidance of doubt, no vote of the holders of Common Shares will be required to amend, alter or repeal the provisions of the Statement, including any appendix to the Statement.

So long as any Term Preferred Shares are outstanding, the Fund will not, without the unanimous vote or consent of the holders of such Term Preferred Shares outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the appendix to the Statement relating to such Term Preferred Shares, which provisions obligate the Fund to (i) pay the Term Redemption Price on the Term Redemption Date for Term Preferred Shares, (ii) accumulate dividends at the Dividend Rate (as set forth in the Statement and the applicable appendix to the Statement) for the Term Preferred Shares or (iii) pay the Optional Redemption Premium (if any) provided for in the appendix to the Statement for such Term Preferred Shares; provided that a division, stock split or reverse stock split of a Term Preferred Share shall not, by itself, be deemed to violate clause (i), (ii) or (iii) above. For the avoidance of doubt, no vote of the holders of Common Shares will be required to amend, alter or repeal the provisions of the Statement, including any appendix to the Statement.

Unless a higher percentage is provided for in the Declaration of Trust of the Fund, (i) the affirmative vote of the holders of at least a “majority of the outstanding preferred shares,” including the Term Preferred Shares outstanding at the time, voting as a separate class, will be required (i) to approve any conversion of the Fund from a closed-end to an open-end investment company, (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such preferred shares or (iii) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding preferred shares” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

For purposes of determining any rights of the holders of Term Preferred Shares to vote on any matter, whether such right is created by the Statement, by the provisions of the Declaration of Trust, by statute or otherwise, no holder of Term Preferred Shares will be entitled to vote any Term Preferred Shares and no Term Preferred Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Term Preferred Shares will have been given in accordance with the Statement, and Deposit Securities for the payment of the Redemption Price of such Term Preferred Shares will have been deposited in trust with the Redemption and Paying Agent for that purpose. No Term Preferred Shares held (legally or beneficially) by the Fund will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines discussed below, as they may be amended from time to time by the respective Rating Agency, may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any holder of preferred shares, including any Term Preferred Shares, or any other shareholder of the Fund.

Unless otherwise required by law or the Declaration of Trust, holders of Term Preferred Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Statement. The holders of Term Preferred Shares will have no rights to cumulative voting. In the event that the Fund fails to declare or pay any dividends on Term Preferred Shares, the exclusive remedy of the holders will be the right to vote for additional trustees as discussed above; provided that the foregoing does not affect the obligation of the Fund to accumulate and, if permitted by applicable law and the Statement, pay dividends at the Increased Rate as discussed above.

Rating Agencies

The Fund will use commercially reasonable efforts to cause at least one Rating Agency with respect to the Term Preferred Shares to issue long term credit rating with respect to Term Preferred Shares for so long as such Term Preferred Shares are outstanding. The Board of Trustees has initially designated each of Moody’s and Fitch as a Rating Agency. The Fund will use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. Rating Agency Guidelines are guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to Term Preferred Shares for so long as such Term Preferred Shares are outstanding. If a Rating Agency ceases to rate securities of closed-end management investment companies generally, the Board of Trustees will terminate the designation of such Rating Agency as a Rating Agency. The Board of Trustees may elect to terminate the designation of any Rating Agency previously designated by the Board of Trustees to act as a Rating Agency for purposes of the Statement so long as either (i) immediately following such termination, there would be at least one Rating Agency with respect to the Term Preferred Shares or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the holders of Term Preferred Shares; provided that such replacement will not occur unless such replacement Rating Agency will have at the time of such replacement (i) published a rating for the Term Preferred Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. A copy of the current Rating Agency Guidelines will be provided to any holder of Term Preferred Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

The Board of Trustees may also elect to designate one or more other NRSROs as Rating Agencies with respect to Term Preferred Shares by notice to the holders of the Term Preferred Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any holder of preferred shares, including any Term Preferred Shares, or Common Shares.

Issuance of Additional Preferred Stock

So long as any Term Preferred Shares are outstanding, the Fund may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with Term Preferred Shares as to payment of dividends and other distributions of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then outstanding Term Preferred Shares, including additional series of Term Preferred Shares, and authorize, issue and sell additional shares of any such series of preferred shares then outstanding or so established or created, including additional Term Preferred Shares, in each case in accordance with applicable law, provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof, including to an irrevocable deposit in respect of the redemption of preferred shares or the repayment of indebtedness with such proceeds, have Asset Coverage of at least 225%.

Actions on Other than Business Days

Unless otherwise provided herein or in the Statement, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

To the extent permitted by applicable law and the Statement, the Board of Trustees, without the vote of the holders of Term Preferred Shares, may interpret, supplement or amend the provisions of the Statement or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other preferred shares of the Fund.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to provide current income and the potential for capital appreciation.

Investment Philosophy

Symphony believes that deep fundamental credit analysis and bottom-up portfolio construction are key to managing risk within the below investment grade corporate credit market. Symphony utilizes an industry focused approach that seeks to select the debt instruments of corporate issuers that provide attractive income opportunities and offer the potential for additional total return through the identification of near-term catalysts (such as restructurings, refinancing, mergers and acquisitions, liquidity events, management changes, rating and earnings announcements) and relative value opportunities. At the same time, Symphony’s fundamental approach seeks to evaluate and minimize potential downside risks associated with below investment grade instruments. Additionally, Symphony focuses primarily on liquid securities to help implement its highly active management style, which helps the team manage and optimize risk exposures over the course of the investment cycle.

Investment Process

In identifying securities for potential purchase, Symphony evaluates the universe of below investment grade corporate issuers from an industry perspective. Symphony’s analysts are industry experts and will seek long and short investment opportunities across an issuer’s capital structure. Symphony’s investment process involves the holistic review of each investment, taking into account such factors as issuer liquidity, company and industry dynamics, relative value, potential corporate actions, and other possible positive or negative catalysts. Symphony then evaluates the identified investment candidates for liquidity constraints and other technical factors. Symphony also combines its deep industry view with a top-down macro overlay which allows the team to make tactical investments in undervalued debt instruments within appropriate sectors given industry and economic activity, and avoid or short issuers and sectors where the team has a negative outlook. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

Investment Policies

The Fund’s portfolio will be invested primarily in below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. Under normal market circumstances, the Fund invests at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans. Senior loans and second lien loans are made to Borrowers that operate in various industries and geographic regions. Senior loans, second lien loans and other adjustable rate instruments pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate, primarily LIBOR, plus a premium, and are therefore regarded as having short-term durations. In addition, the Fund may make limited tactical investments in high yield debt and other debt instruments as described herein.

The Fund also may enter into tactical short positions consisting primarily of high yield debt. The high yield debt instruments may have intermediate-term or even long-term durations, but investments in those instruments will not be made in a manner that will cause the Fund’s average portfolio duration (including the effect of leverage) to exceed two years. Short selling involves selling instruments that may be owned, and if not owned, borrowing the same instruments for delivery to the purchaser, with an obligation to replace the borrowed instruments at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the instruments.

Substantially all of the Fund’s portfolio likely will be invested in corporate debt instruments that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. A debt instrument is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one NRSRO that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers. Such debt instruments are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. See “Risk Factors—Issuer Level Risks—Issuer Credit Risk” and “Risk Factors—Issuer Level Risks—Below Investment Grade Risk.”

Under normal circumstances:

•

The Fund invests at least 70% of its Managed Assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments.

•	The Fund may make limited tactical investments in high yield debt and other debt instruments as described herein in an aggregate amount of up to 30% of its Managed Assets.

•

No more than 30% of the Fund’s Managed Assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa1 or below by any NRSRO or that are unrated but judged by the portfolio managers to be of comparable quality.

•

The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its Managed Assets. Initially, these short positions will not increase the Fund’s leverage ratio or overall investment exposure because the Fund will not use any proceeds or cash from short sales to invest in additional debt instruments.

•

The Fund may invest up to 20% of its Managed Assets in debt instruments of non-U.S. issuers (which term for purposes of this prospectus includes Borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds, often referred to as “ETFs”) that invest primarily in securities of the types in which the Fund may invest directly.

The Fund may enter into certain derivative transactions as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of the Fund’s investment strategy.

Under normal market circumstances, the Fund will maintain an average duration of two years or less for its portfolio (including the effect of leverage, but after the effect of derivatives used to shorten duration). When the average duration of the portfolio is expected to be longer than two years, the Fund will use interest rate swaps, interest rate futures or other derivative instruments to shorten such duration. For example, the Fund may use futures with an interest-bearing instrument as the underlying asset, such as a bond. Bond futures are typically used to adjust duration positions by creating offsetting positions that thereby reduce the portfolio’s overall average duration. Values of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. To the extent the Fund utilizes interest rate swaps and futures to maintain an average portfolio duration of two years or less, and such instruments do not perform as intended resulting in the Fund’s portfolio behaving as if it had an average duration longer than two years, the Fund’s NAV may be more susceptible to interest rates increases than it would have had those instruments performed as intended. See “Leverage” and “The Fund’s Investments—Portfolio Composition and Other Information—Other Investments—Hedging Transactions” for additional information.

As previously noted, in this prospectus, “average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s effective leverage. In general, the value of a portfolio of instruments with a shorter duration can be expected to be less sensitive to interest rate changes than a portfolio with a longer duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield. As of June 30, 2015, the effective duration of the Fund’s portfolio was 0.4 years. See “The Fund’s Investments—Portfolio Composition and Other Information—Adjustable Rate Corporate Debt Instruments—Senior Loans.”

The Fund uses leverage to seek to enhance its potential current income and capital appreciation over time. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. See “Risk Factors—Fund Level Risks—Leverage Risk.” Credit risk is the risk that issuers of debt instruments held by the Fund will be unable or unwilling to make principal or interest payments when due, and the related risk that the value of an instrument may decline because of concerns about the issuer’s ability or unwillingness to make such payments. Interest rate risk is the risk that the prices of portfolio instruments will fall (or rise) if market interest rates for those instruments rise (or fall).

The Fund may utilize the following forms of structural leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations (previously defined as “Borrowings”); and (b) the issuance of Preferred Shares or other senior securities ((a) and (b) are collectively referred to as “structural” leverage). The Fund’s leverage strategy may not work as planned or achieve its goals. As previously defined, “effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from derivatives transactions or other portfolio techniques that have the economic effect of leverage. The Fund may utilize derivatives, such as credit default swaps, that have the economic effect of financial leverage by creating additional investment exposure. The Fund also may use a portion of the proceeds received from the Fund’s sale of borrowed securities (“short sales”) to purchase additional long positions in debt instruments, which also would have the economic effect of financial leverage. The Fund does not currently intend to use any proceeds from short sales to invest in additional debt instruments. Effective leverage will not exceed 38% of the Fund’s Managed Assets.

The interest on Borrowings may be at a fixed or floating rate, but generally will be based on short-term adjustable rates. [The preferred shares, including Term Preferred Shares, will pay dividends based on short-term adjustable rates.] So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings or the preferred share (if outstanding) dividend rate, the investment of the proceeds of Borrowings or preferred shares (if outstanding) will generate more income than will be needed to make interest or dividend payments. If so, the excess will be available to pay higher dividends to Common Shareholders. Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund currently uses derivatives such as interest rate swaps, with terms that may range from one to seven years, to fix the effective rate paid on a significant portion of the Fund’s structural leverage. The interest rate swap program seeks to achieve potentially lower leverage costs over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the effective fixed interest rate over the term of the swap. This strategy, however, will add to effective leverage costs immediately (because the effective swap costs are likely to be higher than current benchmark adjustable short term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during that period to exceed on average the effective fixed interest rate for that time period.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties whom Nuveen Fund Advisors and Symphony believe have the financial resources to honor their obligations and by having Nuveen Fund Advisors and Symphony continually monitor the financial stability of the swap counterparties.

Depending on the state of interest rates in general, the Fund’s use of interest rate swaps could enhance or harm the overall performance of the Shares. To the extent interest rates decline, the value of the interest rate swap could decline, and could result in a decline in the NAV of the Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the interest payments on Borrowings or the dividend payments on any outstanding preferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Shares. The Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

The Fund maintains in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. The Fund will not enter into interest rate swap transactions having a notional amount that exceeds the outstanding amount of the Fund’s leverage. See “Leverage” and “The Fund’s Investments—Portfolio Composition and Other Information—Other Investments—Hedging Transactions” for additional information.

The use of leverage creates special risks for Shareholders. See “Risk Factors—Fund Level Risks—Leverage Risk.” The Fund’s leverage strategy may not work as planned or achieve its goals.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of Shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be successful. For more information, see the SAI under “Tax Matters.”

The Fund’s investment objective and certain investment policies in the SAI specifically identified as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in the SAI. All of the Fund’s other investment policies are not considered to be fundamental by the Fund and can be changed by the Board of Trustees without a vote of the Fund’s Shareholders. The Fund cannot change its investment objective or fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares and preferred shares, including Term Preferred Shares, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares, including Term Preferred Shares, voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—Preferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of preferred shares.

Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following investments. More detailed information about the Fund’s portfolio investments are contained below under “Portfolio Composition” and in the SAI under “Portfolio Composition.”

Adjustable Rate Corporate Debt Instruments

The Fund’s portfolio will be invested primarily in below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. Adjustable rate instruments pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium.

Senior loans.    The Fund may invest in (i) senior loans made by banks or other financial institutions to Borrowers, (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. The senior loans held by the Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. In the experience of Symphony, the average life of senior loans in recent years has been approximately two years because of prepayments.

The Fund primarily purchases senior loans by assignment from a participant in the original syndicate of Lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a senior loan, becoming a part Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any NRSRO. See “Risk Factors—Security Level Risks—Loan Participation Risk.”

The Fund may purchase and retain in its portfolio senior loans payable by Borrowers that have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt instruments in exchange for all or a portion of a senior loan. See “The Fund’s Investments—Portfolio Composition and Other Information—Other Investments—Warrants and Equity Securities.”

Second lien loans.    The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations.

Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

Adjustable rate subordinated loans.    The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as senior loans, and are often unsecured. Because subordinated interests may rank lower as to priority of payment than senior loans and second lien loans of the Borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks of other below investment grade debt instruments. Subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than secured senior loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The subordinated loan industry is highly specialized and the Fund will rely on Symphony and its employees’ expertise in sourcing, evaluating, structuring, documenting and monitoring such investments by the Fund.

Certain structured notes.    The Fund may invest in structured notes (as described below) that are designed to provide returns and risks that emulate those of senior loans, second lien loans and other adjustable rate corporate debt instruments.

The Fund acting as Originating Lender, Sole Lender and/or Agent.    The Fund, in connection with its investments in senior secured loans, second lien loans and other loans, particularly those made to middle-market companies, may act as one of the group of lenders originating a loan (“Originating Lender”), may purchase the entire amount of a particular loan (“Sole Lender”), and may act as Agent in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower’s loan.

When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, and may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund’s role as a lender.

The Fund’s ability to receive fee income also may be constrained by certain requirements for qualifying as a regulated investment company under the Code. The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

Other Investments

The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

Structured products.    The Fund may invest in structured products such as structured notes issued by a financial institution. As a fundamental policy, the Fund will not invest in collateralized loan obligations.

Structured notes have a defined maturity and pay a nominal interest rate, and potentially additional returns, based upon the cash flow or rate of return earned on either a reference portfolio of leveraged loans or the return represented by a reference index to the market for adjustable rate corporate loans. Such instruments may be leveraged or geared by applying a multiplier to the rate of total return on the underlying investments or referenced market index. Structured products that employ leverage increase the potential for gain and the risk of loss in that particular structured product investment. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investment, index or reference obligation (including income risk, credit risk and market risk) and are subject to counterparty risk.

The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Structured products may be private investment funds (structured as trusts or other types of pooled investment companies that are excluded from the definition of “investment company” under the 1940 Act by the operation of Section 3(c) (1) or 3(c) (7) thereof) or investment companies that are registered under the 1940 Act. Investment in such products involve operating expenses and fees that are in addition to the expenses and fees of the Fund, and such expenses and fees are borne indirectly by holders of the Shares. For structured products that are registered under the 1940 Act, please also see “The Fund’s Investments—Portfolio Composition and Other Information—Other Investments—Other Investment Companies.”

Debtor-in-possession loans (DIPs).    The Fund may invest in debtor-in-possession loans (“DIPs”), which are newly issued loans in connection with “special situation” restructuring and refinancing transactions. DIPs are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIPs are typically adjustable rate and fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIPs are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.

Derivatives.    The Fund may invest in certain derivative instruments. Such instruments may include credit default swaps, or other derivative instruments whose prices, in Symphony’s opinion, correlate with the prices of the Fund’s investments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund may utilize certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio securities, to manage the Fund’s effective interest rate exposure as a temporary substitute for purchasing or selling particular securities. From time to time, the Fund also may utilize derivative instruments to create investment exposure to the extent such derivatives may facilitate implementation of the Fund’s investment strategy.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Fund may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value.

Hedging transactions.    As noted above, the Fund may invest in certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. These types of strategies may generate taxable income. There is no assurance that these derivative strategies will be available at any time, that Nuveen Fund Advisors and Symphony will determine to use them for the Fund or, if used, that the strategies will be successful. See “Hedging Strategies and Other Uses Of Derivatives” in the SAI for further information on hedging transactions.

Limitations on the Use of Futures, Options on Futures and Swaps.    Nuveen Fund Advisors has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, Symphony has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that Nuveen Fund Advisors will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may employ futures, options on futures or swaps.

Other corporate debt instruments.    Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

U.S. Government securities.    U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund invests in obligations issued by these instrumentalities only if Symphony determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (ii) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

Commercial paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Warrants and equity securities.    The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with an adjustable rate instrument or other debt instrument of the issuer. The Fund also may convert a warrant so acquired into the underlying security.

Repurchase agreements.    The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Non-U.S. Companies.    The Fund may invest in dollar-denominated securities of non-U.S. companies through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying non-U.S. companies, the Fund will use a Bloomberg classification, which employs the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue, and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

Zero coupon bonds.    A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, Nuveen Fund Advisors collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, Nuveen Fund Advisors receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

When-issued and delayed delivery transactions.    The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Illiquid securities.    The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short positions.    The Fund may enter into tactical short positions, consisting primarily of high yield debt, either directly or through the use of derivatives including credit default swaps, creating a negative investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its Managed Assets. Initially, these short positions will not increase the Fund’s leverage ratio or overall investment exposure because the Fund will not use any proceeds or cash from short sales to invest in additional debt instruments. All or a portion of the proceeds received from the Fund’s short sales may in the future be used to purchase additional long positions in corporate debt instruments, which would increase the Fund’s effective leverage ratio. See “Risk Factors—Fund Level Risks—Leverage Risk.”

Other investment companies.    The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Term Preferred Shares or Borrowings. The Fund may invest in investment companies that are advised by Nuveen Fund Advisors, Symphony or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for and currently does not intend to apply for such relief. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Symphony will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the NAV and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 100% under normal circumstances. For the six months ended January 31, 2015, the Fund’s portfolio turnover rate was 14%. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Symphony’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” under “Summary of Fund Expenses” in this prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

PORTFOLIO COMPOSITION

The following table sets forth certain information with respect to the composition of the Fund’s securities as of June 30, 2015.

Portfolio Allocation*	Percent
Variable Rate Senior Loan Interests	83.5%
Corporate Bonds	11.9%
Cash and Equivalents	4.2%
Common Stocks	0.4%

Total	100%

*	The relative percentages of the value of the investments attributable the securities could change over time as a result of rebalancing the Fund’s assets by Symphony, market value fluctuations, issuance of additional shares and other events.

USE OF LEVERAGE

The amounts and forms of leverage used by the Fund may vary with prevailing market or economic conditions. The timing and terms of any leverage transactions are determined by the Board of Trustees. In addition to the structural leverage afforded by the issuance of the Term Preferred Shares, the Fund employs financial leverage primarily through Borrowings. The Fund has entered into a $95,000,000 Credit Agreement with State Street Bank and Trust Company. As of January 31, 2015, the Fund’s outstanding balance on these Borrowings was $85,200,000. For the six months ended January 31, 2015, the average daily balance outstanding and average annual interest rate on these borrowings were $85,065,217 and 0.87%, respectively. This credit facility is secured by substantially all of the assets of the Fund. Issuance of Term Preferred Shares will increase the Fund’s leverage. The amount of outstanding borrowings may vary with prevailing market or economic conditions. The Fund borrows money at rates generally available to institutional investors. The Fund’s leverage ratio will increase as a result of the Term Preferred Shares issuance. Following an offering of additional Common Shares from time to time, the Fund’s leverage ratio will decrease as a result of the increase in net assets attributable to Shares. The Fund’s leverage ratio may decline further to the extent that the net proceeds of an offering of Shares are used to reduce the Fund’s financial leverage. A lower leverage ratio may result in lower (higher) returns to Shareholders over a period of time to the extent that net returns on the Fund’s investment portfolio exceed (fall below) its cost of leverage over that period, which lower (higher) returns may impact the level of the Fund’s distributions. See “Risk Factors—Leverage Risk.”

As discussed above, the Fund is offering Term Preferred Shares. The Fund may in the future issue additional types of preferred securities to increase the Fund’s leverage.

The Fund’s Borrowings, including those under the Credit Agreement with State Street Bank and Trust Company, have seniority over Term Preferred Shares. The rights of lenders, such as State Street Bank and Trust Company, to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of Term Preferred Shares and Common Shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to the Term Preferred Shares and Common Shares or redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Agreement or with respect to any other Borrowings that would limit or otherwise block the payment of dividends or other distributions or redemption.

Borrowings and preferred shares, such as the Term Preferred Shares, will have seniority over the Common Shares. Leverage involves special risks. There is no assurance that the Fund’s leveraging strategy will be successful. The Fund will seek to invest the proceeds from financial leverage in a manner consistent with the Fund’s objective and policies.

Prior to the closing date of this offering, the Fund expects to enter into an interest rate swap with              that seeks to convert the economic impact of the dividend payable by the Fund on the Term Preferred Shares to a variable rate exposure. Under the swap, the Fund would receive a fixed payment at a rate equal to the applicable dividend rate being paid by the Fund on the Term Preferred Shares and in turn pay a fixed spread to the one-month LIBOR index.                  has the right, but not the obligation, to terminate the swap agreement at any time after             , 201    . Settlement of the swap is contingent on the closing of the Term Preferred Shares offering. The swap termination date is not contractually tied to the redemption of the Term Preferred Shares. Terms and conditions of the swap may be modified by the mutual written agreement of the Fund and             .

The financing costs of the instruments used to create leverage are based upon short-term adjustable rates that are reset periodically. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the Fund’s cost of leverage (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

Changes in the value of the Fund’s portfolio, including costs attributable to Borrowings or preferred shares, such as the Term Preferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per Common Share to a greater extent than if the Fund were not leveraged.

Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund may use derivatives such as interest rate swaps, with terms that may range from [one to seven years], to fix the effective rate paid on a significant portion of the Fund’s leverage. The interest rate swap program will seek to achieve potentially lower leverage costs over an extended period. This strategy would enhance common shareholder returns if short-term interest rates were to rise over time to exceed on average the effective fixed interest rate for that time period. This strategy, however, would add to effective leverage costs immediately (because the effective swap costs would likely be higher than current benchmark adjustable short term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during the period to exceed on average the effective fixed interest rate for that time period.

The Fund pays Nuveen Fund Advisors a management fee (which in turn pays a portion of its fee to the Fund’s sub-adviser, Symphony) based on a percentage of Managed Assets. Managed Assets for this purpose includes the proceeds realized from the Fund’s use of leverage as set forth in the Fund’s investment management agreement. See “Management of the Fund—Investment Management and Sub-Advisory Agreements.” Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective, and will base its decision regarding whether and how much to leverage to use for the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore Nuveen Fund Advisors’ and Symphony’s management fee. Thus, Nuveen Fund Advisors and Symphony may have a conflict of interest in determining whether to increase the Fund’s use of leverage. Nuveen Fund Advisors will seek to manage that incentive by only increasing the Fund’s use of leverage when it determines that such increase is in the best interest of the Fund and is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

Under the 1940 Act, the Fund generally is not permitted to borrow or issue commercial paper or notes unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. The Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding borrowing, notes or commercial paper to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance, the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings is at least 200% of such liquidation value. The Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage with respect to the preferred shares.

The Fund utilizes the following forms of structural leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations (previously defined as “Borrowings”); and (b) the issuance of preferred shares, including Term Preferred Shares, or other senior securities ((a) and (b) are collectively referred to as “structural” leverage).

The Fund’s leverage strategy may not work as planned or achieve its goals. As previously defined, “effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from derivatives transactions or other portfolio techniques that have the economic effect of leverage. The Fund may utilize derivatives, such as credit default swaps, that have the economic effect of financial leverage by creating additional investment exposure. The Fund also may use a portion of the proceeds received from the Fund’s sale of borrowed securities (“short sales”) to purchase additional long positions in debt instruments, which also would have the economic effect of financial leverage. The Fund does not currently intend to use any proceeds from short sales to invest in additional debt instruments. Effective leverage will not exceed 38% of the Fund’s Managed Assets.

The interest on Borrowings is accrued at a fixed or floating rate, but generally is based on short-term adjustable rates. The Term Preferred Shares will pay dividends based on short-term adjustable rates. So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on Borrowings and the Term Preferred Shares’ dividend rate, the investment of the proceeds of Borrowings and the Term Preferred Shares will generate more income than will be needed to make interest and dividend payments. If so, the excess will be available to pay higher dividends to Common Shareholders. Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund currently uses derivatives such as interest rate swaps, with terms that may range from [one to seven] years, to fix the effective rate paid on a significant portion of the Fund’s structural leverage. The interest rate swap program seeks to achieve potentially lower leverage costs over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the effective fixed interest rate over the term of the swap. This strategy, however, will add to effective leverage costs immediately (because the effective swap costs are likely to be higher than current benchmark adjustable short term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during that period to exceed on average the effective fixed interest rate for that time period.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties whom Nuveen Fund Advisors and Symphony believe have the financial resources to honor their obligations and by having Nuveen Fund Advisors and Symphony continually monitor the financial stability of the swap counterparties.

Depending on the state of interest rates in general, the Fund’s use of interest rate swaps could enhance or harm the overall performance of the Shares. To the extent interest rates decline, the value of the interest rate swap could decline, and could result in a decline in the NAV of the Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the interest payments on Borrowings or the dividend payments on outstanding Term Preferred Shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Shares. The Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

The Fund maintains in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. See “Leverage” and “Risk Factors—Leverage Risk.” The Fund’s leverage strategy may not work as planned or achieve its goals.

The Fund is subject to certain restrictions imposed by either guidelines of one or more rating agencies that may issue ratings for the Term Preferred Shares, commercial paper or notes, or by the lender in the case of the Credit Agreement. These guidelines currently impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Nuveen Fund Advisors and Symphony from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on borrowings or preferred shares such as the Term Preferred Shares, the Fund will not incur borrowings or issue preferred shares.

Assuming the utilization of leverage through borrowings and Term Preferred Shares in the aggregate amount of approximately         % of the Fund’s Managed Assets, at a combined interest or payment rate of             % payable on such leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed             % in order to cover such interest or payment rates and other expenses specifically related to leverage. These numbers are merely estimates, used for illustration. Actual interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Term Preferred Shares. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund.

Risks of Investing in Term Preferred Shares

Capital Structure Risk.

As noted above, the Fund has entered into the Credit Agreement, and has an outstanding balance. The rights of lenders, such as State Street Bank and Trust Company, to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of the Fund’s equity holders, such as holders of Term Preferred Shares and Common Shares, with respect to the payment of dividends and other distributions, and upon liquidation. The Fund may not be permitted to declare dividends and other distributions with respect to the Term Preferred Shares and Common Shares or redeem Term Preferred Shares unless at such time, the Fund meets certain asset coverage requirements and no event of default or other circumstance exists under the Credit Agreement that would limit or otherwise block the payment of dividends or other distributions or redemption.

Interest Rate Risk—Term Preferred Shares.

Term Preferred Shares pay dividends at the Dividend Rate (as described above in “Dividend and Dividend Periods—Dividend Rate”). The Dividend Rate will be adjusted each year in accordance with the Statement, but will not in any event be lower than the initial         % Dividend Rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to Term Preferred Shares may increase, which would likely result in a decline in the secondary market price of Term Preferred Shares prior to the term redemption date. See “Description of Term Preferred Shares—Dividends and Dividend Periods” and “Risks—Risks of Investing in Term Preferred Shares—Secondary Market and Delayed Listing Risk.”

Unlisted Shares Risk.

Because the Fund has no prior trading history for preferred shares, it is difficult to predict the trading patterns of Term Preferred Shares, including the effective costs of trading Term Preferred Shares. Moreover, Term Preferred Shares will not be listed on a stock exchange. Thus, an investment in Term Preferred Shares may be illiquid and there may be no active trading market.

Ratings Risk.

The Fund expects that, at issuance, the Term Preferred Shares will be rated at certain minimum levels by Rating Agencies designated by the Board of Trustees, and that such ratings will be a requirement of issuance of such Shares by the underwriters pursuant to an underwriting agreement. There can be no assurance that the Term Preferred Shares will receive any particular rating from a Rating Agency, or that any such ratings will be maintained at the level originally assigned through the term of Term Preferred Shares. In the event that one or more of the Rating Agencies do not issue a rating on the Term Preferred Shares at all or at the minimum level required, the issuance and sale of Term Preferred Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in Term Preferred Shares. A rating issued by a Rating Agency (including Moody’s and Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, Term Preferred Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade Term Preferred Shares, which may make Term Preferred Shares less liquid in the secondary market and reduce market prices.

Early Redemption Risk.

The Fund may voluntarily redeem Term Preferred Shares or may be forced to redeem Term Preferred Shares to meet regulatory requirements and satisfy the asset coverage requirements of the Term Preferred Shares. Such redemptions may be at a time that is unfavorable to holders of Term Preferred Shares. The Fund expects to voluntarily redeem Term Preferred Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the then-current Dividend Rate on Term Preferred Shares. For further information, see “Description of Term Preferred Shares—Redemption” and “—Asset Coverage.”

Tax Risks.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of Term Preferred Shares may be adversely affected by changes in tax rates and policies.

In addition, the Fund will treat Term Preferred Shares as equity in the Fund for federal income tax purposes. Because there is no controlling legal precedent on the classification of Term Preferred Shares as equity for federal income tax purposes, investors should be aware that the Internal Revenue Service (“IRS”) could assert a contrary position—meaning that the IRS could attempt to classify Term Preferred Shares as debt. If the IRS prevailed on such a position, dividends paid on Term Preferred Shares (including dividends already paid) would be treated as interest payments. Although there is no controlling legal precedent, the Fund’s treatment of the Term Preferred Shares as equity is consistent with the holding of a private letter ruling issued by the IRS to another regulated investment company that preferred stock similar to Term Preferred Shares qualifies as equity for federal income tax purposes. In general, private letter rulings may not be used or cited as precedent, but the courts recognize that private letter rulings reveal the interpretation put upon the statute by the IRS and that they may be helpful in establishing consistency of administrative treatment. In addition, private letter rulings are authority for purposes of determining whether there is substantial authority for the tax treatment of an item in connection with the imposition of the accuracy-related penalty under Section 6662 of the Code. The Fund does not intend currently to seek a ruling on the equity status of Term Preferred Shares. See “Tax Matters.” See also the opinion of counsel included as Appendix D to the SAI.

Swap Risk.

Swap agreements are typically over-the-counter, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year, where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss generally consists of the net amount of interest payments that the Fund contractually is entitled to receive. There can be no assurance that any interest rate swap entered into by the Fund, including the interest rate swap associated with the Term Preferred Shares, as described above under “Use of Leverage,” will have the intended effect.

Income Shortfall Risk.

The securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the securities held by the Fund fall below the Dividend Rate, the Fund’s ability to pay dividends on Term Preferred Shares could be jeopardized.

Subordination Risk.

While holders of Term Preferred Shares will have equal liquidation and distribution rights to any other preferred shares that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness of the Fund, including the Credit Agreement. Therefore, dividends, distributions and other payments to holders of Term Preferred Shares in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of preferred shares holders, including holders of Term Preferred Shares. The rights of lenders and counterparties of the Fund will also be senior to those of holders of Term Preferred Shares.

Credit Crisis and Liquidity Risk.

General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of Term Preferred Shares”). Further, there may be market imbalances of sellers and buyers of Term Preferred Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for Term Preferred Shares and may make valuation of Term Preferred Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an Term Preferred Shares investor may have greater difficulty selling his or her Term Preferred Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in Term Preferred Shares.

Inflation Risk.

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in Term Preferred Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of Term Preferred Shares and dividends on Term Preferred Shares declines.

Reinvestment Risk—Term Preferred Shares.

Given the                      term and potential for early redemption of Term Preferred Shares, holders of Term Preferred Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of Term Preferred Shares may be lower than the return previously obtained from an investment in Term Preferred Shares.

Other Dividend Risks.

In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on Term Preferred Shares in extraordinary circumstances.

Fund Level Risks

Investment and Market Risk

An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Term Preferred Shares represents an indirect investment in the corporate debt obligations owned by the Fund, which generally trade in the over-the-counter markets. Your Term Preferred Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and other distributions.

Market Discount from Net Asset Value

Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV. The Fund cannot predict whether Shares will trade at, above or below NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase, assuming a stable NAV. Proceeds from the sale of Shares in this offering will be reduced by transaction costs (if applicable, which vary depending on the offering method used). The NAV per Common Share will be reduced by costs associated with any future offerings of Common or preferred shares, such as the Term Preferred Shares. The Term Preferred Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Leverage Risk

In addition to offering Term Preferred Shares, the Fund uses leverage to seek to enhance its potential current income and capital appreciation over time. The use of leverage creates special risks for Shareholders, including the likelihood of greater volatility of NAV and market price of, and distributions on, the Shares. The Fund will pay (and Shareholders will bear) any costs and expenses relating to the Funds’ use of leverage, which will result in a reduction in the NAV of the Shares. Issuance of Term Preferred Shares will increase the Fund’s leverage. There can be no assurance that the Fund’s leverage strategy will be successful. Furthermore, the amount of fees paid to Nuveen Fund Advisors for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for Nuveen Fund Advisors and Symphony to leverage the Fund. See “Use of Leverage .”

Issuer Level Risks

Issuer Credit Risk

Debt instruments in which the Fund may invest are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a debt obligation would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt obligation. The collateral securing a debt obligation may lose all or substantially all of its value in the event of bankruptcy of an issuer. Some debt obligations are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such debt obligations to presently existing or future indebtedness of the issuer or take other action detrimental to the holders of debt obligations, including, in certain circumstances, invalidating such debt obligations or causing interest previously paid to be refunded to the issuer. If interest were required to be refunded, it would negatively affect the Fund’s performance.

In evaluating the creditworthiness of issuers, Symphony may consider, and may rely in part on, analyses performed by others. Issuers may have outstanding debt obligations that are rated below investment grade by a NRSRO. NRSROs are private services that provide ratings of the credit quality of debt instruments. Ratings assigned by a NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Many of the debt obligations acquired by the Fund will have been assigned ratings below investment grade quality. Because of the protective features of senior loans, Symphony believes that senior loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. In addition, Symphony believes there are investment opportunities in the subordinated loan segment, which it believes create the potential for attractive risk-adjusted returns. Symphony does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities.

Below Investment Grade Risk

The Fund invests in debt instruments that are rated below investment grade at the time of investment or that are unrated but judged by the portfolio managers to be of comparable quality. Substantially all of the Fund’s portfolio likely will be invested in debt instruments of below investment grade quality. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which may be subject to higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. The secondary market for lower grade instruments, including some senior loans and most subordinated loans may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than for investment grade obligations. The prices quoted by different dealers for lower grade instruments may vary significantly and the spread between the bid and ask price for such instruments is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these instruments or may be able to sell the instruments only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated instruments, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Distressed and defaulted securities, including DIPs, generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of distressed securities may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on distressed securities may be in default. Distressed securities present a risk of loss of principal value, including potentially a total loss of value. Distressed securities may be highly illiquid and the prices at which distressed securities may be sold may represent a substantial discount to what Symphony believes to be the ultimate value of such obligations.

Non-U.S. Securities Risk

Investments in securities of non-U.S. companies involve special risks not presented by investments in securities of U.S. companies, including less publicly available information about non-U.S. companies or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non- U.S. markets may be smaller, less liquid and more volatile; potential adverse effects of fluctuations in controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non- U.S. issuers to make payments of principal and/or interest and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the Fund, it is unlikely that U.S. Shareholders will be able to claim a credit or deduction for U.S. federal income tax purposes. See “Tax Matters.”

Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Security Level Risks

Senior Loan Risk

Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund invests primarily in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy a Borrower’s obligation to the Fund in the event of Borrower default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the senior loan.

In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Second Lien Loans and Unsecured Loans Risk

Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed above. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.

Subordinated Loans and Other Subordinated Debt Instruments

Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Interest Rate Risk

Interest rate risk is the risk that fixed rate debt instruments will decline in value because of changes in market interest rates. When interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Conversely, when interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. The Fund’s investments in such fixed rate instruments means that the NAV of the Fund and market price of the Shares will tend to decline if market interest rates rise. Market interest rates in the U.S. and in certain other countries in which the Fund may invest are near historically low levels. Because interest rates on most adjustable rate instruments typically only reset periodically (e.g., monthly or quarterly), a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s NAV.

Risks in Loan Valuation

The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in adjustable rate corporate debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when Shares are not priced, NAV can change at times when Common Shares cannot be sold.

Senior Loan Agent Risk

A financial institution’s employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Loan Participation Risk

The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

Prepayment Risk

During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as call or prepayment risk. In addition, below investment grade debt instruments frequently have call features that allow an issuer to redeem an instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Short Exposure Risk

The Fund may enter into tactical short positions, either directly or through derivatives, to create negative investment exposure to or hedge existing investment exposure. Short selling involves selling securities that may be owned, and if not owned, borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The success of the Fund’s short selling to create negative investment exposure is dependent on Symphony’s ability to correctly determine which investments are likely to decline in value, either in absolute terms or relative to corresponding long positions in the portfolio, which may be different than Symphony’s ability to invest in long portfolio positions.

Structured Product Risk

The Fund may invest in structured products such as structured notes. As a fundamental policy, the Fund will not invest in collateralized loan obligations. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the illiquidity of the Fund’s portfolio to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including income risk, credit and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Warrants and Equity Securities Risk

Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

Duration Risk

Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The duration of the Fund’s portfolio is not subject to any limits and therefore the portfolio may be very sensitive to interest rate changes.

Zero Coupon Bonds Risk

The market prices of zero coupon bonds of below investment grade quality will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk

The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating rate securities.

When-Issued and Delayed Delivery Transactions Risk

When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Illiquid Securities Risk

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Other Risks Associated With Loans

Many senior loans, second lien loans and other loans in which the Fund invests may not be rated by a NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, the amount of public information available with respect to loans generally may be less extensive than that available for registered or exchange listed securities. As a result, the Fund is particularly dependent on the analytical abilities of Symphony with respect to investments in such loans. Symphony’s judgment about the credit quality of a Borrower may be wrong. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some senior loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain loans and other securities or market conditions that reduce liquidity) can reduce the value of loans and other debt obligations, impairing the Fund’s NAV.

Derivatives Risk, Including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and Symphony correctly forecast market values, interest rates and other applicable factors. If Nuveen Fund Advisors and Symphony incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund is subject to the credit risk that its counterparty (whether a clearing corporation in the case of exchange traded instruments or another third party in the case of over-the-counter instruments) may be unable to meet its obligations. In addition, there is a risk of loss by the Fund of margin deposits in the event of the bankruptcy of the dealer with whom the Fund has an open position in an option or futures or forward contract. Derivative instruments traded in foreign markets may offer less liquidity and greater credit risk than comparable instruments traded in domestic markets. The ability of the Fund to close out its positions also may be affected by exchange imposed daily trading limits on options and futures contracts. If the Fund is unable to close out a position, it will be unable to realize its profit or limit its losses until such time as the option becomes exercisable or expires or the futures or forward contract terminates, as the case may be. The inability to close out options, futures and forward positions could also have an adverse impact on the Fund’s ability to use derivative instruments as a hedging strategy.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and Symphony not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid, increasing the Fund’s interest rate risk. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See also, “Risk Factors—Security Level Risks—Counterparty Risk” and “Risk Factors—Other Risks—Hedging Risk” and “Hedging Transactions” in the SAI.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured securities or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships including bankruptcy as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Call Risk

The Fund may invest in preferred securities and debt instruments, which are subject to call risk. Preferred securities and debt instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its preferred securities or debt instruments if they can be refinanced by issuing new instruments which bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high-yielding preferred securities or debt instruments. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Issuer Credit Risk

Issuers of preferred securities and debt instruments in which the Fund may invest may default on their obligations to pay dividends, principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a preferred security or debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a preferred security or debt instrument. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Preferred securities are subordinated borrowings to bonds and debt instruments in a company’s capital structure in terms of priority to corporate income and assets upon liquidation, and therefore will be subject to greater credit risk than those debt instruments.

Other Risks

Hedging Risk

The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to Nuveen Fund Advisors and Symphony’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Nuveen Fund Advisors and Symphony’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Shares or your overall returns.

Borrowing Risk

In addition to borrowing for leverage (See “Leverage”), the Fund may borrow for temporary or emergency purposes, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowings may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, such borrowings might be outstanding for longer periods of time.

Regulatory Risk

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of adjustable rate instruments for investment may be adversely affected. Further, such legislation or regulation could depress the market value of adjustable rate instruments.

Anti-Takeover Provisions

The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over the then current market price of the Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Other Investment Companies Risk

The Fund may invest up to 10% of its Managed Assets in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Disruption and Geopolitical Risk

The aftermath of the wars in Iraq and Afghanistan, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The wars and occupations, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, investor psychology, inflation and other factors relating to the Shares.

Recent Market Conditions

The financial crisis in the United States and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide.

These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in the Fund. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are as yet unforeseeable. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. [Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.] The introduction of new international capital and liquidity requirements under Basel III, a global, voluntary regulatory standard on bank capital adequacy, stress testing and market liquidity risk, may cause lending activity within the financial services sector to be constrained as Basel III rules phase in over the next several years.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors, Nuveen Investments and/or TIAA-CREF. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not currently intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities.

Potential Conflicts of Interest Risk

Nuveen Fund Advisors and Symphony each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, Nuveen Fund Advisors and Symphony may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Symphony may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds, other commingled funds, collateralized loan obligations, collateralized debt obligations, simplified employee pension accounts and other private funds. For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors and Symphony address such conflicts, please see the Fund’s SAI.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the Fund’s Management, including supervision of the duties performed by Nuveen Fund Advisors. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser, Sub-Adviser and Portfolio Managers

Investment Adviser.    Nuveen Fund Advisors, a registered investment adviser, is responsible for the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion of assets under management as of June 30, 2015. Nuveen Investments is a wholly-owned subsidiary of TIAA-CREF. TIAA-CREF is a national financial services organization with approximately $869 billion in assets under management as of June 30, 2015, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments operates as a separate subsidiary within TIAA-CREF’s asset management business.

Sub-Adviser.    Symphony located at 555 California Street, Suite 2975, San Francisco, CA 94104, serves as the Fund’s sub-adviser, pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Symphony (the “Sub-Advisory Agreement”). Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $17.7 billion in assets under management as of June 30, 2015. Symphony is an indirect wholly-owned subsidiary of Nuveen Investments. Symphony oversees day-to-day investment operations of the Fund. Pursuant to the sub-advisory agreement, Symphony will be compensated for the services it provides to the fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Symphony retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Management.    Gunther Stein (a “Portfolio Manager”) is Chief Investment Officer and Chief Executive Office at Symphony. Prior to that, he was Director of Fixed Income Strategies. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher (a “Portfolio Manager”) is a Co-Portfolio Manager and a member of Symphony’s fixed-income team, and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and credit and equity research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Jenny Rhee (a “Portfolio Manager”) joined Symphony in 2001 and since then has been responsible for trading and portfolio management of fixed-income securities. In 2008, Ms. Rhee was a Senior Vice President and Portfolio Manager at Basso Capital Management, and returned to Symphony as a Co-Portfolio Manager in 2009. Prior to initially joining Symphony, Ms. Rhee was an analyst with Epoch Partners.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting the Fund’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the SAI.

Investment Management and Sub-Advisory Agreements

Investment Management Agreement.    Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee.    The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.6500%
For the next $500 million	0.6375%
For the next $500 million	0.6250%
For the next $500 million	0.6125%
For managed assets over $2 billion	0.6000%

Complex-Level Fee.    The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)

For the Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

(2)

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’s assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2015, the complex-level fee rate for the Fund was 0.1643%.

In addition to the fee of Nuveen Fund Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors and Symphony), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any Borrowings, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board of Trustees’ decision to renew the Investment Management Agreement for the Fund may be found in the Fund’s annual report to shareholders dated July 31 of each year.

Sub-Advisory Agreement.    Pursuant to the Sub-Advisory Agreement, Symphony will receive from Nuveen Fund Advisors a management fee equal to the portion specified below of the management fee payable by the Fund to Nuveen Fund Advisors, payable on a monthly basis:

Average Daily Managed Assets	Percentage of Net Management Fee
Up to $125 million	50.0%
$125 million to $150 million	47.5%
$150 million to $175 million	45.0%
$175 million to $200 million	42.5%
$200 million and over	40.0%

A discussion regarding the basis for the Board of Trustees’ decision to renew the Sub-Advisory Agreement for the Fund may be found in the Fund’s annual report to shareholders dated July 31 of each year.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees or its delegate.

The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount that an owner might reasonably expect to receive upon a current sale. Risks associated with investing in adjustable rate corporate debt instruments including, but not limited to: a limited number of market participants, a lack of publicly-available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. It is expected that the Fund’s net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund’s net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income instruments. Because non-U.S. instruments may trade on days when Shares are not priced, net asset value can change at times when Shares cannot be sold.

Independent pricing services typically value adjustable rate corporate debt instruments utilizing readily available market quotations obtained from broker-dealers making markets in such instruments. Other debt instruments and derivative instruments held by the Funds may be valued by the pricing services utilizing a range of market-based inputs and assumptions, cash flows, transactions for comparable instruments and correlations between instruments for normal, institutional-size trading units when determining market value. Equity securities listed and trading on U.S. national securities exchanges will be valued at the last reported sales price on the principal exchange on the valuation date. Unlisted equity securities traded primarily in a U.S. over-the-counter (“OTC”) market are valued at the last reported sales price on the valuation date, a quoted price as provided by an approved pricing service or market quotations obtained from brokers making markets in such securities. In the absence of readily available market quotations or, when in the opinion of Nuveen Fund Advisors and/or Symphony a significant event has occurred such that market values are deemed unreliable, portfolio instruments may be valued by the Fund at their fair value as determined in good faith by or at the direction of the Board of Trustees. A range of factors and analysis may be considered when determining fair value including relevant market data, interest rates, credit considerations and/or issuer-specific news. The Fund may rely on an independent fair valuation service in making any such fair value determinations or adjustments.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value of the Fund generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

DISTRIBUTIONS

For a discussion of dividends and other distributions applicable to the Term Preferred Shares, see “Description of Term Preferred Shares—Dividends and Dividend Periods.”

The Fund pays regular monthly cash distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to preferred shareholders, if any, or interest and required principal payments on borrowings. The Fund does not currently have any preferred shares outstanding.

The Fund’s ability to maintain a level dividend rate will depend on a number of factors. The net income of the Fund includes all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. For each year, the Fund will distribute all or substantially all of its net investment income. At least annually, the Fund also intends to distribute substantially all of its net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and taxable ordinary income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders, if any preferred shares are issued in the future, and interest and required principal payments on borrowings. Although it does not now intend to do so, the Board of Trustees may change the Fund’s dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares, including Term Preferred Shares, and expenses and interest on borrowings.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain his or her share of the retained gain, will be deemed to have paid his or her proportionate share of the tax paid by the fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat the retained capital gains as a substitute for equivalent cash distributions. While not currently anticipated, if the Fund makes total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and capital gain for that calendar year, the excess will generally be treated by Common Shareholders as a return of capital for tax purposes.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DESCRIPTION OF OUTSTANDING SHARES AND DEBT

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, including Term

Preferred Shares issued, and borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares when issued, were fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Each whole Common Share has one vote with respect to matters upon which a shareholder vote is required, and each fractional share shall be entitled to a proportional fractional vote consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. Whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares are listed on the NYSE and trade under the ticker symbol “JSD, subject to notice of issuance.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Common Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Common Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares are trading at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Borrowings

The Declaration authorizes the Fund, without approval of the Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. The Fund borrows money at rates generally available to institutional investors. In connection with such Borrowings, the Fund is required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain the line of credit. These requirements increase the cost of any such Borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Under the Credit Agreement, the Fund is subject to covenants relating to asset coverages, portfolio coverages and otherwise. Notwithstanding the requirements of the 1940 Act, under the Credit Agreement, the Fund is required to maintain an asset coverage in excess of 300%. In addition, as with the issuance of preferred shares, certain types of Borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings is senior to those of the Shareholders, and the terms of these Borrowings contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s eligibility for treatment as a regulated investment company under the Code, the Fund will attempt to repay or restructure the Borrowings to preserve that eligibility. Borrowings, including the Credit Agreement, are ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations. See “Investment Restrictions” in the SAI.

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund is currently offering Term Preferred Shares. Each preferred share, including each Term Preferred Share, ranks on parity with respect to the payment of dividends and the distribution of assets upon liquidation. Under the 1940 Act, the Term Preferred Shares are considered to be a separate series of preferred shares of the Fund, and are not considered to be a separate class of securities.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund may issue preferred shares, such as the Term Preferred Shares, with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, including any liabilities associated with borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares, such as the Term Preferred Shares, is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

For a discussion of Term Preferred Shares, see “Description of Term Preferred Shares” above.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and preferred shares, including Term Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders (except at the end of a trustee’s term), and then only for cause1, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and preferred shares, including Term Preferred Shares, outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, including Term Preferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares, including Term Preferred Shares, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares, including Term Preferred Shares, outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and preferred shares, including Term Preferred Shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, including Term Preferred Shares, are higher than those required by the 1940 Act. The Board of Trustees is divided into three classes, such a staggered board could delay for up to two years the replacement of a majority of the Board of Trustees. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. Note, the Fund’s staggered Board could delay for up to two years the replacement of a majority of the Board of Trustees. See the SAI under “Certain Provisions in the Declaration of Trust.”

The provisions of the Declaration described above could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over the then current market price of the Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than NAV, the Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of

[1]	Vacancies caused by the death, resignation, retirement, removal or disqualification of a trustee may be filled in any manner that is consistent with the Declaration and applicable law.

Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount. The Fund will be unable to repurchase its Common Shares if it does not meet certain asset coverage requirements relating to outstanding preferred stock.

If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares, including Term Preferred Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares and Term Preferred Shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption. See the SAI under “Certain Provisions in the Declaration of Trust” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to NAV. On November 16, 2011, the Board of Trustees approved an open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. To date, the Fund has not repurchased any Common Shares under the program.

TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to Shareholders. The Fund has received an opinion from its tax counsel that, subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, for federal income tax purposes Term Preferred Shares will qualify as equity in the Fund.

In order to qualify for treatment as a regulated investment company, the Fund must meet certain distribution requirements. Nevertheless, the Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If the Fund qualifies for treatment as a regulated investment company but does not distribute all of its net capital gain and net investment income, it will be subject to tax on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gains in a notice to Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Term Preferred Shares owned by a Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income and the tax deemed paid by the Shareholder.

Unless a Shareholder’s investment in the Fund is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, a Shareholder will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions received from the Fund, whether the Shareholder takes the distributions in cash or reinvests them in additional Shares. For U.S. federal income tax purposes, distributions from the Fund’s net capital gains (if any) are considered long-term capital gains and may be taxable to a Shareholder at reduced rates. Distributions from the Fund’s net short-term capital gains are taxable as ordinary income. Other dividends are generally taxable as ordinary income. Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of dividends paid by the Fund will qualify for either the dividends-received deduction for corporations or the U.S. federal income tax rates available to noncorporate taxpayers on “qualified dividend income.” A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital, which is applied against and reduces the Shareholder’s basis in his or her Term Preferred Shares. To the extent the amount of any such distribution exceeds the Shareholder’s basis in his or her Term Preferred Shares, the excess will be treated as gain from a sale or exchange of the Term Preferred Shares.

The Fund will report to Shareholders annually the U.S. federal income tax status of all Fund distributions.

If the Fund declares a dividend in October, November or December, payable to Shareholders of record in such a month, but pays it in January of the following year, Shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

Unless a Shareholder’s investment in the Fund is through a tax-exempt entity or tax deferred retirement account, when a Shareholder sells or exchanges Term Preferred Shares, the Shareholder will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the Shares) that he or she receives and his or her tax basis for the Term Preferred Shares that he or she sells or exchanges.

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In addition, any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. Because the income required to be recognized by the Fund as a result of the OID and/or market discount rules may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a Shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain Shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a Shareholder’s net investment income (among other categories of income).

The repurchase, sale or exchange of Term Preferred Shares normally will result in capital gain or loss to holders of Term Preferred Shares who hold their Shares as capital assets. Generally a Shareholder’s gain or loss will be long-term capital gain or loss if the Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to non-corporate taxpayers at ordinary income rates.

The Fund will be required in certain cases to withhold (as “backup withholding”) federal income tax from amounts payable to any Shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such Shareholder is not subject to backup withholding, or (4) has not certified that such Shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%.

UNDERWRITERS

Under the terms and subject to the conditions contained in an underwriting agreement dated the date of this prospectus, the underwriters named below, for whom                                          and Nuveen Securities, LLC are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, severally, the number of Term Preferred Shares indicated below:

Name	Number of Term Preferred Shares
Nuveen Securities, LLC
Total

The underwriters are offering the Term Preferred Shares subject to their acceptance of the Term Preferred Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the Term Preferred Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the Term Preferred Shares offered by this prospectus if any such Term Preferred Shares are taken.

The underwriters initially propose to offer part of the Term Preferred Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $             per Term Preferred Share under the public offering price. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $             per Term Preferred Share to other underwriters or to certain dealers. After the initial offering of the Term Preferred Shares, the offering price and other selling terms may from time to time be varied by the representatives. The underwriting discounts and commissions of $             per Term Preferred Share are equal to             % of the public offering price. Investors must pay for any Term Preferred Shares purchased on or before             , 2015.

The following table shows the underwriting discounts and commissions the Fund will pay in connection with this offering.

Per Term Preferred Share
Underwriting discounts and commissions	$

The Fund and Nuveen Fund Advisors have each agreed that, without the prior written consent of                      on behalf of the underwriters, the Fund will not, during the period ending 180 days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any senior securities (as defined in the 1940 Act) or any securities convertible into or exercisable or exchangeable for senior securities; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Term Preferred Shares,

whether any such transaction described above is to be settled by delivery of Term Preferred Shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any Term Preferred Shares or any securities convertible into or exercisable or exchangeable for Term Preferred Shares.

The Fund anticipates that the representatives and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be

underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters. From time to time,                      has provided, and continues to provide, investment banking services to the Fund, Nuveen Fund Advisors and their affiliates for which it has received customary fees and expenses. The underwriters may, from time to time, engage in transactions with or perform services for the Fund, Nuveen Fund Advisors and their affiliates in the ordinary course of business.

The Fund, Nuveen Fund Advisors and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The principal business address of                      is                     . The principal business address of Nuveen Securities, LLC is 333 W. Wacker Drive, Chicago, IL 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110 (“Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

LEGAL OPINIONS

Certain legal matters in connection with Term Preferred Shares will be passed upon for the Fund by K&L Gates LLP, Chicago, Illinois, and for the underwriters by                                         , New York, New York. K&L Gates LLP may rely as to certain matters of Massachusetts law on the opinion of                     ,                     .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements of the Fund appearing in the Fund’s Annual Report for the year ended July 31, 2014 are incorporated by reference into the Statement of Additional Information. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP has not reviewed or examined any records, transactions or events after the date of such Annual Report. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois, 60606. The unaudited financial statements of the Fund appearing in the Fund’s Semi-Annual Report for the six months ended January 31, 2015 are incorporated by reference into the Statement of Additional Information. In connection with TIAA-CREF’s acquisition of Nuveen Investments on October 1, 2014, effective August 11, 2014 Ernst & Young LLP was replaced by KPMG LLP as the Fund’s auditor. The principal business address of KPMG LLP is 200 East Randolph Drive, Suite 5500, Chicago, IL 60601.

MISCELLANEOUS

To the extent that a holder of Term Preferred Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of Term Preferred Shares, more than 10% of the Fund’s outstanding preferred shares), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (and related reporting requirements). These rules generally provide that such a

10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of the Fund’s preferred shares (including Term Preferred Shares) within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, NE, Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the SEC.

This prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and Common Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act. Additional information may be found on the Internet at http://www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Short Duration Credit Opportunities Fund

Term Preferred Shares, Series

PROSPECTUS

                                         , 2015

EPR-JSD-0613D

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                     , 2015

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

                                         , 2015

Nuveen Short Duration Credit Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on January 3, 2011.

This Statement of Additional Information (the “SAI”) relating to Term Preferred Shares, Series                  of the Fund (“Term Preferred Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                                         , 2015 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Term Preferred Shares. Investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this SAI. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares (“Common Shares”) and preferred shares, such as the Term Preferred Shares, (collectively, “Shares”) voting together as a single class, and of the holders of a majority of the outstanding preferred shares, such as the Term Preferred Shares, voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act;1

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;1,2

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate securities;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participations;3

(5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;4 and Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to borrow outside of the limits of the 1940 Act; and

[1]

Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

[2]

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

[3]	For purposes of this restriction, governments and their political subdivisions are not members of any industry.

1

(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

For the purpose of applying the limitation set forth in subparagraph (1) above, the Fund may not issue senior securities not permitted by the 1940 Act simply by describing such securities in the Prospectus.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Under the 1940 Act, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled “Risk Factors”, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

(2) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

[4]

Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The Fund has not applied for, and currently does not intend to apply for, such exemptive relief.

2

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund is subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, including Term Preferred Shares, commercial paper or notes, or by the lender in the case of the Credit Agreement. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede Symphony from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies, and techniques that are described in the Prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide current income and the potential for capital appreciation. The Fund cannot assure you that it will achieve its investment objective. The Fund’s investment objective is a fundamental policy of the Fund.

INVESTMENT PHILOSOPHY AND PROCESS

INVESTMENT PHILOSOPHY. Symphony believes that deep fundamental credit analysis and bottom-up portfolio construction are key to managing risk within the below investment grade corporate credit market. Symphony utilizes an industry focused approach that seeks to select the debt instruments of corporate issuers that provide attractive income opportunities and offer the potential for additional total return through the identification of near-term catalysts (such as restructurings, refinancing, mergers and acquisitions, liquidity events, management changes, rating and earnings announcements) and relative value opportunities. At the same time, Symphony’s fundamental approach seeks to evaluate and minimize potential downside risks associated with below investment grade instruments. Additionally, Symphony focuses primarily on liquid securities to help implement its highly active management style, which helps the team manage and optimize risk exposures over the course of the investment cycle.

INVESTMENT PROCESS. In identifying securities for potential purchase, Symphony evaluates the universe of below investment grade corporate issuers from an industry perspective. Symphony’s analysts are industry experts and will seek long and short investment opportunities across an issuer’s capital structure. Symphony’s investment process involves the holistic review of each investment, taking into account such factors as issuer liquidity, company and industry dynamics, relative value, potential corporate actions, and other possible positive or negative catalysts. Symphony then evaluates the identified investment candidates for liquidity constraints and other technical factors. Symphony also combines its deep industry view with a top-down macro overlay which allows the team to make tactical investments in undervalued debt instruments within appropriate sectors given industry and economic activity, and avoid or short issuers and sectors where the team has a negative outlook. The final portfolio is constructed using risk management and monitoring systems to ensure proper diversification.

INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing primarily in a blended portfolio of below-investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans

3

and other adjustable rate corporate debt instruments. Adjustable rate loans will represent the Fund’s core portfolio and, as discussed below, the Fund also may make limited tactical investments in high yield debt and other debt instruments as described herein. Substantially all of the Fund’s portfolio likely will be of below investment grade quality, commonly referred to as junk bonds. The Fund’s short duration investment strategy seeks to maintain, under normal market circumstances, an average portfolio duration that, including the effect of leverage, will not exceed two years. Through these investments, the Fund seeks to capitalize on the credit spread opportunity (as measured by the difference in yield between below investment grade instruments and high grade benchmarks) which prevails through all phases of the interest rate cycle, and to offer the opportunity for additional income if interest rates are rising.

The Fund’s portfolio will be invested primarily in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. Under normal market circumstances, the Fund invests at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans. Senior loans and second lien loans are made to Borrowers that operate in various industries and geographic regions. Senior loans, second lien loans and other adjustable rate instruments pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate, primarily London Interbank Offered Rate (“LIBOR”), plus a premium, and therefore regarded as having short-term durations. In addition, the Fund may make limited tactical investments in high yield debt and other debt instruments as described herein.

The Fund also may enter into tactical short positions consisting primarily of high yield debt. The high yield debt instruments may have intermediate-term or even long-term durations, but investments in those instruments will not be made in a manner that will cause the Fund’s average portfolio duration to exceed two years. Short selling involves selling instruments that may be owned, and if not owned, borrowing the same instruments for delivery to the purchaser, with an obligation to replace the borrowed instruments at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the instruments.

Substantially all of the Fund’s portfolio likely will be invested in corporate debt instruments that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. A debt instrument is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one NRSRO that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers. Such debt instruments are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. See “Risk Factors—Issuer Level Risks—Issuer Credit Risk” and “Risk Factors—Issuer Level Risks—Below Investment Grade Risk” in the Prospectus.

Under normal market circumstances:

•

The Fund invests at least 70% of its Managed Assets in adjustable rate corporate debt and instruments including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments.

•	The Fund may make limited tactical investments in high yield debt and other debt instruments as described herein in an aggregate amount of up to 30% of its Managed Assets.

•

The Fund may invest up to 20% of its Managed Assets in debt instruments of non-U.S. issuers (which term for purposes of this Prospectus includes Borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in senior loans, second lien loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business, in emerging markets countries.

4

•

The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating a negative investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its Managed Assets. Initially, these short positions will not increase the Fund’s leverage ratio or overall investment exposure because the Fund will not use any proceeds or cash from short sales to invest in additional debt instruments.

•

No more than 30% of the Fund’s Managed Assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa1 or below by any NRSRO or that are unrated but judged by the portfolio managers to be of comparable quality.

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds, often referred to as “ETFs”) that invest primarily in securities of the types in which the Fund may invest directly.

The Fund may enter into certain derivative transactions as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Fund also may use derivatives to attempt to protect the net asset value of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular securities. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of the Fund’s investment strategy.

Under normal market circumstances, the Fund will maintain an average duration of two years or less for its portfolio (including the effect of leverage, but after the effect of derivatives used to shorten duration). Duration is defined as modified duration, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yield adjusted to reflect the effect of the Fund’s effective leverage. Prices of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. When the average duration of the portfolio is expected to be longer than two years, the Fund will use interest rate swaps, interest rate futures or other derivative instruments to shorten such duration. For example, the Fund may use futures with an interest-bearing instrument as the underlying asset, such as a bond. Bond futures are typically used to adjust duration positions by creating offsetting positions that thereby reduce the portfolio’s overall average duration. Values of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. To the extent the Fund utilizes interest rate swaps and futures to maintain an average portfolio duration of two years or less, and such instruments do not perform as intended resulting in the Fund’s portfolio behaving as if it had an average duration longer than two years, the Fund’s net asset value may be more susceptible to interest rates increases than it would have had those instruments performed as intended. See the Fund’s Prospectus under “The Fund’s Investments—Portfolio Composition and Other Information—Adjustable Rate Corporate Debt Instruments—Senior Loans.” See also “Other Investments” and “Segregation of Assets” in this SAI for additional information.

During temporary defensive periods or in order to keep the Fund’s case fully invested, including during the period when the net proceeds of the offering of Shares are first being invested, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be successful.

The Fund cannot change its investment objective or fundamental policies without the approval of the holders of a “majority of the outstanding” Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” Shares means (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the Shares are present or represented by proxy, or (ii) more than 50% of the Shares, whichever is less. See “Description of Shares and Debt—Preferred Shares—Voting Rights” in the Fund’s Prospectus and in this SAI for additional information with respect to the voting rights of holders of Preferred Shares.

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PORTFOLIO COMPOSITION

The following table sets forth certain information with respect to the composition of the Fund’s securities as of June 30, 2015.

Portfolio Allocation*	Percent
Variable Rate Senior Loan Interests	83.5%
Corporate Bonds	11.9%
Cash and Equivalents	4.2%
Common Stocks	0.4%

Total	100%

*	The relative percentages of the value of the investments attributable the securities could change over time as a result of rebalancing the Fund’s assets by Symphony, market value fluctuations, issuance of additional shares and other events.

ADJUSTABLE RATE DEBT INSTRUMENTS

The Fund’s portfolio will be invested primarily in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. Adjustable rate instruments pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium.

Senior Loans. Under normal market circumstances, the Fund invests at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans. The Fund may invest in (i) senior loans made by banks or other financial institutions to Borrowers, (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. The senior loans held by the Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. As discussed above, the Fund may utilize derivative instruments to shorten the effective interest rate redetermination period of senior loans in its portfolio.

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The Fund primarily purchases senior loans by assignment from a participant in the original syndicate of Lenders or from subsequent assignees of such interests. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a senior loan, becoming a part Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any NRSRO.

The Fund may purchase and retain in its portfolio senior loans where payable by Borrowers that have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt instruments in exchange for all or a portion of a senior loan. See “Portfolio Composition—Other Investments—Warrants and Equity Securities.”

Second Lien Loans and Unsecured Loans. The Fund may invest in second lien loans and other unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations.

Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to Senior Loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

Adjustable Rate Subordinated Loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as senior loans, and are often unsecured. Because subordinated interests may rank lower as to priority of payment than senior

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loans and second lien loans of the Borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks of other below investment grade debt instruments. Subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than secured senior loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula. Symphony believes that there are investment opportunities in the subordinated loan segment, which it believes create the potential for attractive risk-adjusted returns.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The subordinated loan industry is highly specialized and the Fund will rely on Symphony and its employees’ expertise in sourcing, evaluating, structuring, documenting and monitoring such investments by the Fund.

Certain Structured Notes. The Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of senior loans, second lien loans and other adjustable rate corporate debt instruments.

The Fund acting as Originating Lender, Sole Lender and/or Agent. The Fund, in connection with its investments in senior secured loans, second lien loans and other loans, particularly those made to middle-market companies, may act as one of the group of lenders originating a loan (“Originating Lender”), may purchase the entire amount of a particular loan (“Sole Lender”), and may act as Agent in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower’s loan.

When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, and may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund’s role as a lender.

The Fund’s ability to receive fee income also may be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

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OTHER INVESTMENTS

The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

The Fund may invest in structured products, such as structured notes. As a fundamental policy, the Fund will not invest in collateral loan obligations. Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities.

Structured Notes and Other Structured Products. The Fund may invest in structured notes issued by a financial institution. Structured notes are privately negotiated debt obligations, swap agreements or economically equivalent instruments where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of the multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Symphony may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt instruments, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, Nuveen Fund Advisors believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by Symphony, principal and/or interest payments received on the structured notes may be substantially less than expected.

The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to the structured product trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Structured products may be private investment funds (structured as trusts or other types of pooled investment companies that are excluded from the definition of “investment company” under the 1940 Act by the operation of Section 3(c) (1) or 3(c) (7) thereof) or investment companies that are registered under the 1940 Act. Investment in such products involve operating expenses and fees that are in addition to the expenses and fees of the Fund, and such expenses and fees are borne indirectly by holders of Shares. For structured products that are registered under the 1940 Act, please also see “Portfolio Composition—Other Investment Companies.”

Debtor-In-Possession Loans (DIPs). The Fund may invest in debtor-in-possession loans (“DIPs”), which are newly issued loans in connection with “special situation” restructuring and refinancing transactions. DIPs are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIPs are typically adjustable rate and fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully

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secured based on the most recent current valuation or appraisal report of the debtor). DIPs are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.

Derivatives. The Fund may engage in certain derivative instruments. Such instruments may include credit default swaps, or other derivative instruments whose prices, in Symphony’s opinion, correlate with the prices of the Fund’s investments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund may utilize certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Fund also may use derivatives to attempt to protect the net asset value of the Fund, to facilitate the sale of certain portfolio securities, to manage the Fund’s effective interest rate exposure as a temporary substitute for purchasing or selling particular securities. From time to time, the Fund also may utilize derivative instruments to create investment exposure to the extent such derivatives may facilitate implementation of the Fund’s investment strategy.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Fund may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index linked securities; swaps; and currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value.

There is no assurance that these derivative strategies will be available at any time or that Nuveen Fund Advisors and Symphony will determine to use them for the Fund or, if used, that the strategies will be successful.

Other Corporate Debt Instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

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U.S. Government Securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Fund invests in obligations issued by these instrumentalities only if Symphony determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (ii) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with an adjustable rate instrument or other debt instrument of the issuer. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

Below Investment Grade Securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities. Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to

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risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Symphony seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Symphony’s research and analysis when investing in below investment grade securities. Symphony seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix B to this SAI. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Symphony does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Symphony downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Symphony may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt instruments.

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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). Convertible securities have general characteristics similar to both debt instruments and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditioned upon changes to the market price of the underlying common stock. Convertible securities also may be issued in zero coupon form with an original issue discount. See “Portfolio Composition—Other Investments—Zero Coupon Bonds.” Although to a lesser extent than with debt instruments, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible

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security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities may be called for conversion by the issuer after a particular date and under certain circumstances (including at specified price) established upon its issuance. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Symphony, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Symphony will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Symphony will demand additional collateral from the issuer to increase Symphony of the collateral to at least that of the repurchase price, including interest.

Non-U.S. Companies. The Fund may invest up to 50% of its Managed Assets in dollar-denominated securities of non-U.S. companies through the direct investment in securities of such companies and through depositary receipts. [For purposes of identifying non-U.S. companies, the Fund will use a Bloomberg classification, which employs the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue, and (iv) the company’s reporting currency.] The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates

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evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Fund may invest in dollar-denominated securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Zero Coupon Bonds. The Fund’s investments in debt instruments may be in the form of a zero coupon bond. A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, Nuveen Fund Advisors collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, Nuveen Fund Advisors receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission (the “SEC”) to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

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SEGREGATION OF ASSETS

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. Symphony will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

ILLIQUID SECURITIES

The Fund may invest in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to Nuveen Fund Advisors the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed Nuveen Fund Advisors, when making liquidity determinations, to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by Nuveen Fund Advisors, if any, to protect liquidity.

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SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt instruments. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Fund Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s

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liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Term Preferred Shares, or during periods when there is a shortage of attractive securities available in the market. The Fund may invest in investment companies that are advised by Nuveen Fund Advisors or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Symphony will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities. In addition, because the securities of other investment companies may be leveraged and subject to leverage risk, the Fund may indirectly be subject to risks related to leverage. Market value of leveraged shares will tend to fluctuate more than the market value of unleveraged shares.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Symphony’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER

Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Symphony believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security also may be sold when Symphony anticipates a change in the price of such security, Symphony believes the price of a security has reached or is near a realistic maximum, or there are other securities that Symphony believes are more attractive given the Fund’s investment objective. The Fund also may engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in

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anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. For the six months ended January 31, 2015, the Fund’s portfolio turnover rate was 14%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

INTEREST RATE TRANSACTIONS

Under current market conditions, the Fund intends to use derivatives such as interest rate swaps to fix the effective rate paid on a significant portion of the Fund’s leverage for up to seven years. Given the current economic and debt market environment with historically low short to intermediate-term interest rates, the Fund currently uses derivatives such as interest rate swaps, with terms that may range from one to seven years, to fix a significant portion of the Fund’s structural leverage. The interest rate swap program seeks to achieve potentially lower leverage costs over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the effective fixed interest rate for that time period. This strategy, however, will add to effective leverage costs immediately, and would increase overall leverage costs over the entirety of any such time period in the event that short-term interest rates do not rise sufficiently during that term to exceed on average the effective fixed interest rate for that time period.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties whom Nuveen Fund Advisors believes have the financial resources to honor their obligations and by having Nuveen Fund Advisors continually monitor the financial stability of the swap counterparties.

Depending on the state of interest rates in general, the Fund’s use of interest rate swaps could enhance or harm the overall performance of the Shares. To the extent interest rates decline, the value of the interest rate swap could decline, and could result in a decline in the net asset value of the Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Shares. The Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

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The Fund maintains in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. The Fund will not enter into interest rate swap transactions having a notional amount that exceeds the outstanding amount of the Fund’s leverage. See “Use of Leverage” and “The Fund’s Investments—Portfolio Composition and Other Information—Other Investments—Hedging Transactions” in the Prospectus and “Hedging Strategies and Other Uses of Derivatives” and “Segregation of Assets” in the SAI for additional information.

HEDGING STRATEGIES AND OTHER USES OF DERIVATIVES

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Lehman Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. Successful implementation of most hedging strategies will generate taxable income.

Short Sales. The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives including credit default swaps, creating a negative investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its Managed Assets. Initially, these short positions will not increase the Fund’s leverage ratio or overall investment exposure because the Fund will not use any proceeds or cash from short sales to invest in additional debt instruments. The Fund may invest in credit default swaps to gain short exposure. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short. This technique is called selling short “against the box.”

In a short sale, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the

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Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than delivering portfolio securities.

Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open. All or a portion of the proceeds received from the Fund’s short sales may be used in the future to purchase additional long positions in corporate debt instruments, which would increase the Fund’s effective leverage ratio. See “Risk Factors—Fund Level Risks—Leverage Risk” in the Fund’s Prospectus.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. See “Tax Matters.”

Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate

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option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and also may involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund seeks to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of Symphony to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that Symphony’s judgment in this respect will be correct. When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one

22

party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. For example, if Symphony expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the Fund’s portfolio also may be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract. If, on the other hand, Symphony expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased also may increase, but that increase would be offset in part by the increase in the value of the Fund’s futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable Symphony to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund’s portfolio.

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Other Futures Contracts and Options on Futures Contracts. The Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Symphony’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and

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judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that Symphony’s judgment in this respect will be correct.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt instruments and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Fund’s use of futures will be advantageous to the Fund. Guidelines established by one or more NRSROs that rate any Preferred Shares issued by the Fund may limit use of these transactions.

Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See “Risk Factors—Security Level Risks—Counterparty Risk” in the Fund’s Prospectus.

Swap Transactions. The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of

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securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by Symphony. The Fund maintains in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily. The Fund will not enter into swap transactions having a notional amount that exceeds the outstanding amount of the Fund’s leverage. See “Use of Leverage” and “Risk Factors—Leverage Risks” in the Prospectus and “Segregation of Assets” in the SAI for additional information.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Depending on the state of interest rates in general, the Fund’s use of interest rate swaps could enhance or harm the overall performance of the Shares. To the extent interest rates decline, the value of the interest rate swap could decline, and could result in a decline in the net asset value of the Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the interest payments on borrowings or the dividend payments on any outstanding preferred shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Shares. The Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by Symphony to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality

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deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Symphony is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.

It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

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Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund’s portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on the Use of Futures, Options on Futures and Swaps. Nuveen Fund Advisors has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, Symphony has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that Nuveen Fund Advisors will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may employ futures, options on futures or swaps.

Nuveen Fund Advisors may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that Nuveen Fund Advisors will determine to use them for the Fund or, if used, that the strategies will be successful.

For further information regarding these investment strategies and risks presented thereby, see Appendix B to this SAI.

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined under “Investment Adviser, Sub-Adviser and Portfolio Managers—Investment Management Agreement and Related Fees”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is ten, two of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Symphony or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2016 annual meeting, the Class II trustees serving until the 2017 annual meeting and the Class III trustees serving until the 2018 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II and Jack B. Evans, William J. Schneider and Thomas S. Schreier are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other trusteeships they hold are set forth below. The trustees of the Fund are directors or trustees, as the case may be, of 107 Nuveen Investments-sponsored open-end funds (the “Nuveen Mutual Funds”) and 87 Nuveen Investments-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT TRUSTEES:

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board and Trustee	Term—Class III Length of Service— Since 1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member, Mid-America Health System, and of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class III Length of Service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	194	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class I Length of Service— Since 2003	Dean Emeritus formerly, Dean (2006-2012), Tippie College of Business, University of Iowa Director (since 2005) and President (since July 2012) of Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	194	Director (since 2004) of Xerox Corporation.

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Trustee	Term—Class II Length of Service— Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2007-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	194	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Trustee	Term—Class III Length of Service— Since 2013

Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				194	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of Service— Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance; formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of Service— Since 2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194	Director, CBOE Holdings, Inc. (since 2010).

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (1944)	Trustee	Term—Class I Length of Service—Since 2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; formerly, Owner and President, Strategic Management Resources, Inc., a management consulting firm; formerly, Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	194	Previously, Independent Director (1987-2010), and Chair (1997-2010), First American Fund Complex.

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
Terrence J. Toth 333 West Wacker Drive Chicago, IL 60606 (1959)	Trustee	Term—Class II Length of Service— Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a Member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past 5 Years
INTERESTED TRUSTEES:

William Adams IV(1) 333 West Wacker Drive Chicago, IL 60606 (1955)	Trustee	Term—Class II Length of Service— Since 2013	Senior Executive Vice President, Global Structured Products (since 2010) formerly, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors LLC (since 2011); Executive Vice President, Nuveen Securities, LLC; President (since 2011) formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	194	None

Thomas S. Schreier(1) 333 West Wacker Drive Chicago, IL 60606 (1962)	Trustee	Term—Class III Length of Service— Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health, and a member of its Finance, Audit and Investment Committees; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194	None

(1)	Mr. Adams and Mr. Schreier are “interested persons” of the Fund, as defined in the 1940 Act, by reason of their positions with Nuveen Investments and certain of its subsidiaries.

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OFFICER INFORMATION

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (1956)	Chief Administrative Officer	Term—Until August 2016 Length of Service— Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Vice President and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013); formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Officer
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1962)	Vice President	Term—Until August 2016 Length of Service— Since 2007	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	88

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (1964)	Vice President	Term—Until August 2016 Length of Service— Since 2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2015), formerly Executive Vice President (2013-2015) of Nuveen Securities, LLC; Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Chartered Financial Analyst.	195

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (1945)	Vice President	Term—Until August 2016 Length of Service— Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	195

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (1954)	Vice President and Controller	Term—Until August 2016 Length of Service— Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Officer
Sherri A. Hlavacek 333 West Wacker Drive Chicago, IL 60606 (1962)	Vice President and Treasurer	Term—Until August 2016 Length of Service— Since 2009	Managing Director and Controller of Nuveen Fund Advisors, LLC and Nuveen Commodities Asset Management, LLC; Managing Director, Treasurer and Controller of Nuveen Asset Management, LLC; Managing Director, Treasurer and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	195

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (1970)	Vice President and Chief Compliance Officer	Term—Until August 2016 Length of Service— Since 2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	195

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (1961)	Vice President	Term—Until August 2016 Length of Service— Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	195

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (1966)	Vice President and Secretary	Term—Until August 2016 Length of Service— Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Advisers, Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	195

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number Of Portfolios in Fund Complex Overseen By Officer
Kathleen L. Prudhomme 333 West Wacker Drive Chicago, IL 60606 (1953)	Vice President and Secretary	Term—Until August 2016 Length of Service— Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 (1978)	Vice President and Assistant Secretary	Term—Until August 2016 Length of Service—Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “Trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by Nuveen Fund Advisors and each fund’s sub-adviser, as applicable. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees.

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The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over Nuveen Fund Advisors, the sub-adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent Trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Trustees have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit the Trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of the Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Open-End Funds Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. William J. Schneider Chair, William Adams IV and Judith M. Stockdale serve as the current members of the Executive Committee of the Board. During the fiscal year ended July 31, 2015, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, William C. Hunter, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended July 31, 2015 the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and

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performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Trustees. The members of the Compliance Committee are William C. Hunter, John K. Nelson, Judith M. Stockdale and Virginia L. Stringer, Chair. During the fiscal year ended July 31, 2015, the Compliance Committee met five times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Trustees Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Trustees Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an independent Trustee of the Nuveen Funds. During the fiscal year ended July 31, 2015, the Audit Committee met four times.

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The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Nuveen Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Trustee candidate, independence from Nuveen Fund Advisors, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. During the fiscal year ended July 31, 2015, the Nominating and Governance Committee met five times.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carol E. Stone, Chair, William Adams IV, Jack B. Evans, William C. Hunter, William J. Schneider and John K. Nelson. During the fiscal year ended July 31, 2015, the Closed-End Funds Committee met four times.

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Board Diversification and Trustee Qualifications

Listed below for each current Board Member are the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each current trustee should continue to serve in that capacity.

William Adams IV

Mr. Adams, an interested Director/Trustee of the Nuveen Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“M.B.A.”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Jack B. Evans

Mr. Evans has served as President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of lowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from June 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Banc One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Banc One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors

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of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is Regent Emeritus and Member of the Investment Committee of Luther College. Mr. Kundert is also a member of the Board of Directors (Milwaukee) of College Possible. He received his Bachelor of Arts from Luther College, and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014) and was formerly a member of the Hyde Park Angels, and formerly a Trustee at St. Edmund Preparatory School in New York City. He formerly served as the Chairman of The Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the boards of WDPR Public Radio and the Med-American Health System. He is formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Director/Trustee of the Nuveen Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He currently is a Director of Allina Health, and a member of its Finance, Audit and Investment Committees. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

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Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has been a member of the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined the Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board of Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service, LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012) and the Board of

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Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of [            ], 2015:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
William Adams IV	[None]	[Over $100,000]
Jack B. Evans	[None]	[Over $100,000]
William C. Hunter	[None]	[Over $100,000]
David J. Kundert	[None]	[Over $100,000]
John K. Nelson	[None]	[Over $100,000]
William S. Schneider	[None]	[Over $100,000]
Judith M. Stockdale	[None]	[Over $100,000]
Carole E. Stone .	[None]	[Over $100,000]
Virginia L. Stringer	[None]	[Over $100,000]
Terence J. Toth	[None]	[Over $100,000]

As of                     , 2015, no Trustee who is not an interested person of the Fund or his or her immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Symphony, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, or Nuveen Investments.

As of                     , 2015, the officers and Trustees as a group beneficially owned less than 1% of any class of the Fund’s outstanding securities. Additionally, no disinterested trustee owned shares of Nuveen Fund Advisors, Symphony or Nuveen Investments (or any entity controlled by or under common control with Nuveen Fund Advisors, Symphony or Nuveen Investments).

5% Shareholders

The following table sets forth the percentage ownership of each person who, as of December 31, 2014, owned of record, or is known by the Fund to own of record beneficially, 5% or more of any class of the Fund’s equity securities:(a)

Name of Equity Security	Name and Address of Owner	% of Record Ownership
Common Stock	First Trust Portfolios L.P.(b) First Trust Advisors L.P.(b) The Charger Corporation(b) 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187	21.08%

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Name of Equity Security	Name and Address of Owner	% of Record Ownership
Common Stock	Guggenheim Capital, LLC(b) Guggenheim Partners, LLC(b) Guggenheim Funds Services Holdings, LLC(b) Guggenheim Funds Services, LLC(b) 227 West Monroe Street, Chicago, Illinois 60606 GI Holdco II, LLC(b) GI Holdco, LLC(b) Guggenheim Partners Investment Management Holdings, LLC(b) 330 Madison Avenue, New York, New York 10017 Guggenheim Funds Distributors, LLC(b) 2455 Corporate West Dr., Lisle, Illinois 60532	6.13%

(a)	The information contained in this table is based on Schedule 13G filings made February 13, 2015 and February 17, 2015.
(b)	Filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

COMPENSATION

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Fund for the fiscal year ended July 31, 2015, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each trustee by the Nuveen Funds during the calendar year ended December 31, 2014. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen Investments serve without any compensation from the Fund. Certain of the Nuveen Funds have a deferred compensation plan (the “Compensation Plan”) that permits any trustee who is not an “interested person” of certain funds to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to the book reserve account of a fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Compensation Plan.

	Aggregate Compensation from Fund(1)	Amount of Total Compensation From the Fund That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Jack B. Evans	973	99	316,080
William C. Hunter	899	—	286,000
David J. Kundert	919	919	305,850
John K. Nelson	904	—	275,500
William J. Schneider	1,015	1,015	353,138
Judith M. Stockdale	887	238	299,890
Carole E. Stone	942	468	287,819
Virginia L. Stringer	751	—	279,500
Terence J. Toth	977	432	313,964

(1)	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended July 31, 2015 for services to the Fund.
(2)

Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

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(3)

Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2014 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Effective January 1, 2015, Independent trustees receive a $160,000 annual retainer plus (a) a fee of $5,250 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board Meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGERS

Investment Adviser. Nuveen Fund Advisors, LLC, a registered investment adviser, is responsible for the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. For additional information regarding the management services performed by Nuveen Fund Advisors and further information about the investment management agreement between the Fund and Nuveen Fund Advisors, see “Management of the Fund” in the Prospectus.

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Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion of assets under management as of June 30, 2015. On October 1, 2014, Nuveen Investments was acquired by TIAA-CREF. TIAA-CREF is a national financial services organization with approximately $869 billion of assets under management as of June 30, 2015, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments is a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments operates as a separate subsidiary within TIAA-CREF’s asset management business.

Investment Management Agreement and Related Fees. Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Fund-Level Fee. The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.6500%
For the next $500 million	0.6375%
For the next $500 million	0.6250%
For the next $500 million	0.6125%
For managed assets over $2 billion	0.6000%

Complex-Level Fee. The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)

For the Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

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(2)

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’s assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2015, the complex-level fee rate for the Fund was 0.1643%.

The following table sets forth the management fee paid by the Fund to Nuveen Fund Advisors for the specified periods:

	Management Fee Net of Expense Reimbursement for the Fiscal Year Ended			Expense Reimbursement for the Fiscal Year Ended
Fiscal year ended July 31, 2013		$2,322,889		$—
Fiscal year ended July 31, 2014		$2,323,137		$—
Fiscal year ended July 31, 2015	$	[	]	$—

In addition to the fee of Nuveen Fund Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its directors (other than those affiliated with Nuveen Fund Advisors and Symphony), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board of Trustees’ most recent decision to renew the Investment Management Agreement for the Fund may be found in the Fund’s annual report to shareholders dated July 31 of each year.

Sub-Adviser. Symphony Asset Management, LLC, located at 555 California Street, Suite 2975, San Francisco, CA 94104, serves as the Fund’s sub-adviser, pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Symphony (the “Sub-Advisory Agreement”). Symphony, a registered investment adviser, commenced operations in 1994 and had approximately $17.7 billion in assets under management as of June 30, 2015. Symphony is an indirect wholly-owned subsidiary of Nuveen Investments. Symphony oversees day-to-day investment operations of the Fund. Pursuant to the Sub-Advisory Agreement, Symphony will be compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Symphony retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Sub-Advisory Agreement and Related Fees. Pursuant to the Sub-Advisory Agreement, Symphony will receive from Nuveen Fund Advisors a management fee equal to the portion specified below of the management fee payable by the Fund to Nuveen Fund Advisors, payable on a monthly basis:

Average Daily Managed Assets	Percentage of Net Management Fee
Up to $125 million	50.0%
$125 million to $150 million	47.5%
$150 million to $175 million	45.0%
$175 million to $200 million	42.5%
$200 million and over	40.0%

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The following table sets forth the management fee paid by Nuveen Fund Advisors to Symphony for the specified periods:

Sub-advisory Fee Paid by Nuveen Fund Advisors to Symphony
Fiscal year ended July 31, 2013	$1,062,040
Fiscal year ended July 31, 2014	$1,062,075
Fiscal year ended July 31, 2015	$1,033,537

A discussion regarding the basis for the Board of Trustees’ decision to renew the Sub-Advisory Agreement for the Fund is available in the Fund’s annual report to shareholders dated July 31 of each year.

Portfolio Managers. Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Gunther Stein (a “Portfolio Manager”) is Chief Investment Officer and Chief Executive Office at Symphony. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher (a “Portfolio Manager”) is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and credit and equity research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Jenny Rhee (a “Portfolio Manager”) joined Symphony in 2001 and is currently responsible for trading and portfolio management of fixed-income securities. Prior to joining Symphony, Ms. Rhee was an analyst with Epoch Partners.

Other Accounts Managed. The Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

Number of Other Accounts Managed and Assets by Account Type as of [ ]
	Registered Investment Companies[1]			Other Pooled Accounts			Other Accounts
Name	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Gunther Stein	[	]	$[ ]	[	](1)	$[ ](1)	[	](1)	$[ ](1)
Scott Caraher	[	]	$[ ]	[	](2)	$[ ](2)	[	]	$[ ]
Jenny Rhee	[	]	$[ ]	[	](3)	$[ ](3)	[	]	$[ ]

[1]

For “Other Pooled Accounts,” [    ] of Mr. Stein’s accounts managed, totaling $[            ], are subject to performance based fees. For “Other Accounts,” [    ] of Mr. Stein’s accounts managed, totaling $[            ], are subject to performance based fees.

[2]	For “Other Pooled Accounts,” all of Mr. Caraher’s accounts managed, totaling $[ ], are subject to performance based fees.
[3]	For “Other Pooled Accounts,” [ ] of Ms. Rhee’s accounts managed, totaling $[ ], are subject to performance based fees.

The Portfolio Managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

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As shown in the above table, the Portfolio Managers may manage accounts in addition to the Fund. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing clients’ portfolios is organized according to investment strategies. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

Symphony may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Portfolio Manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest.

Compensation. Symphony investment professionals receive compensation based on three elements: fixed base salary, participation in a bonus pool and certain long-term incentives.

The fixed base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

Each Portfolio Manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team. Factors considered in that assessment include the total return and risk-adjusted total return pre-tax annual performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.

Finally, certain key employees of Symphony, including the portfolio managers, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Material Conflicts of Interest. The Portfolio Managers’ simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. Symphony, however, believes that such potential conflicts are mitigated by the fact that Symphony has adopted several policies that address potential conflicts of interest, including trade execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best execution for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, Symphony’s Compliance Manual and Code of Ethics includes policies regarding conflicts of interest.

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Fund Shares Owned by Portfolio Managers. As of [                ], the Portfolio Managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar range.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund
Gunther Stein	$[ ]
Scott Caraher	$[ ]
Jenny Rhee	$[ ]

CODES OF ETHICS

The Fund, Nuveen Fund Advisors, Symphony, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s Portfolio Managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund and may generally invest in securities in which the Fund may also invest subject to the restrictions set forth in the Code. Text-only versions of the codes of ethics of the Fund, Nuveen Fund Advisors, Symphony and Nuveen Securities can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Symphony in accordance with Symphony’s proxy voting procedures.

The Fund has granted to Symphony the authority to vote proxies on its behalf. A senior member of Symphony is responsible for oversight of the Fund’s proxy voting process. Symphony has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to Symphony on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. Symphony reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Symphony may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If Symphony manages the assets of a company or its pension plan and any of Symphony’s clients hold any securities of that company, Symphony will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests Symphony to follow specific voting guidelines or additional guidelines, Symphony will review the request and inform the client only if Symphony is not able to follow the client’s request.

Symphony has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Symphony’s general voting policies. When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or from the Fund’s website at http://www.nuveen.com, and on the SEC’s website at http://www.sec.gov.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, Symphony is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter (“OTC”) market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Symphony’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Fund Advisors except in compliance with the 1940 Act. With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Symphony will negotiate on behalf of the Fund, although a more developed market may exist for many Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Symphony will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. See “Risk Factors” in the Prospectus.

It is the policy of Symphony to seek the best execution under the circumstances of each trade. Symphony will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Symphony’s practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Symphony. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Symphony’s own research efforts, the receipt of research information is not expected to reduce significantly Symphony’s expenses. While Symphony will be primarily responsible for the placement of the business of the Fund, the policies and practices of Symphony in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Symphony may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and which may have investment objectives similar to those of the Fund. Symphony seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Fund Advisors reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Symphony’s management outweigh any disadvantage that may arise from Symphony’s larger management activities and its need to allocate securities.

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Substantially all of the Fund’s trades are effected on a principal basis. The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods:

Fiscal Period Ended	Brokerage Commissions Paid
Fiscal year ended July 31, 2013	$—
Fiscal year ended July 31, 2014	$—
Fiscal year ended July 31, 2015	$—

During the fiscal year ended July 31, 2015, the Fund did not pay commissions to brokers in return for research services.

The Fund has acquired during the fiscal year ended July 31, 2015 the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended July 31, 2015:

[UPDATE]

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2015)
Nuveen Short Duration Credit Opportunities Fund	Barclays Bank	Barclays PLC, Interest Rate Swap	$	[(438,330	)]*
	Morgan Stanley	Morgan Stanley, Interest Rate Swap		[(114,649	)]*
	Morgan Stanley	Morgan Stanley, Interest Rate Swap		[(771,254	)]*
	Morgan Stanley	Morgan Stanley, Credit Default Swap		[(8,905	)]*
	Morgan Stanley	Morgan Stanley, Credit Default Swap		[14,016	]*

*	Amount represents Unrealized Appreciation (Depreciation).

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. Net asset value is calculated by taking the fair value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees or its delegate, Symphony.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued daily at market value. The prices of fixed income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes a security’s fair value based on various factors, including prices of comparable fixed income securities utilizing a matrix pricing system. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be different from the value realized upon the sale of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933)

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for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of net asset value; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.

DISTRIBUTIONS

The Fund pays regular monthly distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to preferred shareholders, if any, and interest and required principal payments on borrowings.

To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund’s monthly net income due to fluctuations in investment income or expenses, an increase in interest payments on borrowings or due to an increase in the dividend rate on the Fund’s outstanding preferred shares, including the Term Preferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. However, the Fund intends to maintain distributions of net investment income for any period in amounts sufficient to continue to qualify under Subchapter M of the Code for treatment as a regulated investment company (as explained more fully below in “Tax Matters”). Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

As explained more fully below in “Tax Matters,” the Fund might not distribute to Common Shareholders all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay U.S. federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain will be deemed to have paid his or her proportionate share of the tax paid by the Fund, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat retained capital gains as a substitute for equivalent cash distributions. While not currently anticipated, if the Fund makes total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for the calendar year, the excess will generally be treated by Common Shareholders as a return of capital for tax purposes.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and preferred shares, including Term Preferred Shares, in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of preferred shares including Term Preferred Shares on the distributions made by the Fund to Common Shareholders, see the Fund’s Prospectus under “Use of Leverage.”

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The Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the preferred shares, including Term Preferred Shares, have been paid, (2) all interest and required principal on borrowings has been paid, (3) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding preferred shares, including Term Preferred Shares, and (4) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 300% of the value of the Fund’s borrowings. These limitations on the Fund’s ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for treatment as a regulated investment company.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

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DESCRIPTION OF SHARES

COMMON SHARES

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, including Term Preferred Shares, and borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares, when issued were fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Each whole Common Share has one vote with respect to matters upon which a shareholder vote is required, and each fractional share shall be entitled to a proportional fractional vote consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. Whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares are listed on the NYSE and trade under the ticker symbol “JSD.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Common Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Common Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares are trading at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

BORROWINGS

The Declaration authorizes the Fund, without approval of the Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. The Fund has entered into a $95,000,000 Credit Agreement with State Street Bank and Trust Company. As of January 31, 2015, the Fund’s outstanding balance on these borrowings was $85,200,000. For the six months ended January 31, 2015, the average daily balance outstanding and average annual interest rate on these borrowings were $85,065,217 and 0.87%, respectively. In connection with such Borrowings, the Fund is required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain the line of credit. These requirements increase the cost of any such Borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as

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defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Under the Credit Agreement, the Fund is subject to covenants relating to asset coverages, portfolio coverages and otherwise. Notwithstanding the requirements of the 1940 Act, under the Credit Agreement, the Fund is required to maintain an asset coverage in excess of 300%. In addition, as with the issuance of preferred shares, certain types of Borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings is senior to those of the Shareholders, and the terms of these Borrowings contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s eligibility for treatment as a regulated investment company under the Code, the Fund will attempt to repay or restructure the Borrowings to preserve that eligibility. Borrowings, including the Credit Agreement, are ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations.

PREFERRED SHARES

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund is currently offering Term Preferred Shares. For a description of the Funds Term Preferred Shares, see “Description of Outstanding Shares—Term Preferred Shares. The Fund may issue additional preferred shares in the future to increase the Fund’s leverage. The decision to issue additional preferred shares is subject to market conditions and to the Board of Trustee’s belief that leveraging the Fund’s capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus.

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund may issue preferred shares, including Term Preferred Shares, with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, including any liabilities associated with borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares, including Term Preferred Shares, is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. The preferred shares, including Term Preferred Shares, have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, including Term Preferred Shares, are entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights. Preferred shares, including Term Preferred Shares, are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this SAI and except as otherwise required by applicable law, holders of preferred shares, including Term Preferred Shares, would vote together with Common Shareholders as a single class.

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Holders of preferred shares, including Term Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 15 trustees). The remaining trustees would be elected by Common Shareholders and holders of preferred shares, including Term Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, including Term Preferred Shares, the holders of all outstanding preferred shares, including Term Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares, including Term Preferred Shares, would be required, in addition to the single class vote of the holders of preferred shares, including Term Preferred Shares, and Common Shares. See “Certain Provisions in the Declaration of Trust.”

Redemption, Purchase and Sale of Preferred Shares. The terms of the preferred shares, including Term Preferred Shares, provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, including Term Preferred Shares, by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund would increase such leverage.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and preferred shares, including Term Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders (except at the end of a trustee’s term), and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and preferred shares, including Term Preferred Shares, outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, including Term Preferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares, including Term Preferred Shares, outstanding at the time, voting

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as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares, including Term Preferred Shares, outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and preferred shares, including Term Preferred Shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, including Term Preferred Shares, are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration described above could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over the then current market price of the Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board of Trustees is divided into three classes, such a staggered board could delay for up to two years the replacement of a majority of the Board of Trustees. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of the Funds shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. On November 16, 2011, the Board of Trustees approved an open market share repurchase program under which the Fund may repurchase up to 10% of its Common Shares. To date, the Fund has not repurchased any Common Shares under the program.

Notwithstanding the foregoing, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred share, including Term Preferred Shares, dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value

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of the outstanding preferred shares including Term Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Fund shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, or (b) impair the Fund’s eligibility for treatment as a regulated investment company under the Code or impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares and preferred shares, including Term Preferred Shares, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s preferred shares, including Term Preferred Shares, outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-Laws. See the Prospectus under “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding, including Term Preferred Shares, and the Fund’s Common Shares would no longer be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or

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tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares, including Term Preferred Shares, are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the Fund’s shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The discussion below is based on the opinion of K&L Gates LLP (“Tax Counsel”) on the anticipated U.S. federal income tax consequences of acquiring, holding, and disposing of Term Preferred Shares. Tax Counsel’s opinions are based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of Term Preferred Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, Tax Counsel will deliver its opinion concluding that for federal income tax purposes Term Preferred Shares will qualify as equity in the Fund. The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in Term Preferred Shares. The discussion generally applies only to holders of Term Preferred Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Term Preferred Shares. This summary deals only with U.S. holders that hold Term Preferred Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of Term Preferred Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds Term Preferred Shares in a qualified tax-deferred account such as an IRA, or person that will hold Term Preferred Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Registration Statement, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

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The Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, in the securities (other than securities of other regulated investment companies) of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax exempt interest income.

The Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If the Fund qualifies for treatment as a regulated investment company but does not distribute all of its net capital gain and net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

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If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for certain relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company for a taxable year, the Fund will be taxable at regular corporate tax rates (and, to the extent applicable, at corporate alternative minimum tax rates). In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and to the tax rates applicable to qualified dividend income distributed to noncorporate shareholders. In such an event, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the shares (reducing that basis accordingly), and any remaining distributions will be treated as a capital gain. Whether a Shareholder is subject to the alternative minimum tax depends upon the Shareholder’s particular circumstances. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

Distributions

Dividends paid out of the Fund’s net investment income will be taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. The Fund does not expect to make any distributions that would be treated as qualified dividend income, which is taxable to noncorporate taxpayers at rates of up to 20%. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Long-term capital gains are taxable to noncorporate taxpayers at rates of up to 20%. Distributions of short-term capital gain are taxable to shareholders as ordinary income. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the greater of the net asset value or fair market value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will first be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of shares.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions, although also in effect returns of capital, would be taxable to the shareholder in the same manner as other dividends or distributions.

The Fund is required in certain circumstances to withhold (as “backup withholding”) a portion of dividends and certain other payments paid to certain holders of the Fund’s shares who do not furnish to the Fund their correct taxpayer identification numbers (in the case of individuals, their social security numbers) and certain

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certifications, or who are otherwise subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, provided the required information and forms are timely furnished to the IRS.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) change the time at which a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or expense, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. This income is included in determining the amount of income which the Fund must distribute to avoid the payment of federal income tax

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and the 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

Market Discount

Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of each taxable year), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes. The Fund intends to monitor its transactions, make tax elections and make appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in an effort to mitigate the effect of these rules and prevent disqualification of the Fund from being treated as a regulated investment company.

Foreign Taxes

Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to any such taxes paid by the Fund.

Currency Fluctuations

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Federal Income Tax Treatment of Holders of Term Preferred Shares

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company, under Subchapter M of the Code.

Under present law, Tax Counsel is of the opinion that Term Preferred Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to Term Preferred Shares (other than distributions in redemption of Term Preferred Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax

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purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the Term Preferred Shares, there can be no assurance that the IRS will not question Tax Counsel’s opinion and the Fund’s treatment of Term Preferred Shares as equity. If the IRS were to succeed in such a challenge, holders of Term Preferred Shares could be characterized as receiving taxable interest income rather than dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Dividends paid by the Fund generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and reported by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. A holder of Term Preferred Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report dividends made with respect to Common Shares and Preferred Shares, including Term Preferred Shares, as consisting of particular types of income (e.g., net capital gain, or ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year.

Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

Distributions to shareholders of ordinary income and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). Under current law, “qualified dividend income” received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends received deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and is not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain additional adjustments) that exceeds a threshold amount ($250,000 for a married taxpayer filing a joint return or a surviving spouse, $125,000 for a married individual filing a separate return or $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes “net investment income” will include items of gross income that are attributable to interest, original issue discount and market discount, as well as net gain from the disposition of other property. Shareholders should consult their tax advisors regarding the applicability of this tax in respect of their shares.

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Sale of Shares

The sale of Term Preferred Shares by holders will generally be a taxable transaction for federal income tax purposes. A holder of Term Preferred Shares who sells such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds resulting from the sale and such holder’s adjusted tax basis in the shares sold. A portion of any such gain will generally be characterized as dividend income to the extent it is attributable to declared but unpaid dividends. If such Term Preferred Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all Term Preferred Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax rules of constructive ownership as owning) any Common Shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment.

Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or reported amounts of undistributed capital gain that are treated as received) with respect to such shares.

Gain or loss on the sale or other disposition of Term Preferred Shares (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss, except that a portion of the amount received on the disposition of Term Preferred Shares may be characterized as an accumulated but unpaid dividend subject to the rules described above. Gain or loss will generally be treated as long-term if the Term Preferred Shares have been held for more than one year and otherwise will be treated as short-term. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains) with respect to such shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

In addition to a Term Redemption, the Fund may voluntarily redeem Term Preferred Shares or may redeem Term Preferred Shares to meet regulatory requirements and to maintain Asset Coverage. Gain or loss, if any, resulting from a redemption will generally be taxed as gain or loss from the sale or exchange under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to noncorporate holders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a holder’s ownership of the Common Shares will be taken into account. As in the case of a sale or exchange, a portion of the amount received on the redemption of Term Preferred Shares may be characterized as an accumulated but unpaid dividend subject to the rules discussed above.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are

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subject to backup withholding (or if the Fund has been so notified). The current rate of backup withholding is 28%. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) generally depends on whether the income received from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder. In addition, unless certain foreign entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and repurchase proceeds and certain capital gain dividends payable to such entities after December 31, 2016. A foreign shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Income not Effectively Connected with a U.S. Trade or Business

If the income received from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of net investment income (including distributions of short-term capital gain) will generally be subject to a U.S. withholding tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder), which tax is generally withheld from such distributions. For taxable years of the Fund beginning on or before December 31, 2014, dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends were derived from the Fund’s “qualified short-term gain,” were generally exempt from this 30% withholding tax. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any. It is possible that legislation will be enacted to extend the exemption for interest-related dividends and short-term capital gain dividends for future periods, as has happened several times in the past.

Distributions of net capital gain and any amounts retained by the Fund which are designated as undistributed capital gains generally will not be subject to U.S. tax at the rate of 30% (or lower treaty rate). In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

Income Effectively Connected with a U.S. Trade or Business

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of net investment income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code. Certain certification and disclosure requirements, including delivery of a properly executed IRS Form W-8ECI, must be satisfied for income effectively connected with a U.S. trade or business to be exempt from the 30% withholding described above under “Foreign Shareholders-Income not Effectively Connected with a U.S. Trade or Business”.

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The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

If a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Term Preferred Shares should consult their own tax advisors as to the tax consequences of investing in such Term Preferred Shares, including under state, local and other tax laws.

FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firm’s reports thereon, appearing in the Fund’s annual shareholder report for the fiscal year ended July 31, 2014, are incorporated herein by reference in this SAI. Also incorporated by reference is the Fund’s unaudited semi-annual report dated January 31, 2015. The Fund’s annual and semi-annual shareholder reports may be obtained without charge by calling (800) 257-8787.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, currently provides auditing services to the Fund. The principal business address of KPMG LLP is 200 East Randolph Drive, Suite 5500, Chicago, Illinois 60601.

LEGAL OPINION

Certain legal matters in connection with the Term Preferred Shares will be passed upon for the Fund by K&L Gates LLP, Chicago. K&L Gates LLP may rely as to certain matters of Massachusetts law on the opinion of                                     ,                                     .

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ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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APPENDIX A

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF TERM PREFERRED SHARES

[To Be Provided By Amendment.]

APPENDIX B

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-).

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital investments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligations rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligations Ratings

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure that timely payment of purchase price upon demand.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; or

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan, or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstances, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fl: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX C

DERIVATIVE STRATEGIES AND RISKS [To Be Updated.]

Set forth below is additional information regarding the various techniques involving the use of derivatives.

[FINANCIAL FUTURES

A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund desires to increase its exposure to long-term bonds and has identified long-term bonds it wishes to purchase at a future time, but expects market interest rates to decline (thereby causing the value of those bonds to increase), it might purchase financial futures. If interest rates did decrease, the value of those to-be-purchased long-term bonds would increase, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate, thereby helping maintain the Fund’s purchasing power. When the Fund purchases a financial future, it deposits in cash or securities an “initial margin”, typically equal to an amount between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and market interest rates were expected to increase (causing those bonds’ values to decline), it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Fund as a hedging or anticipatory device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

C-1

OPTIONS ON FINANCIAL FUTURES

The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

INDEX FUTURES

A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

INDEX OPTIONS

The Fund may also purchase put or call options on U.S. Government or tax- exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

SWAP AGREEMENTS

Swap agreements are two-party contracts entered into primarily by institutional investors, typically for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular security, or in a basket of securities representing a particular index. Swap agreements may include, by way of example, (i) interest rate swaps, in which one party exchanges a commitment to pay a floating, shorter-term interest rate (typically by reference to the rate of a specific security or index) for the other party’s commitment to pay a fixed, longer-term interest rate (either as specifically agreed, or by reference to a specified security or index); (ii) interest rate caps, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (iii) interest rate floors, in which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; (iv) interest rate collars, in which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts; (v) total return swaps, in which one party commits to pay the total return of an underlying security or asset in return for receiving from the other party a

C-2

specified return or the return of another instrument (typically a floating short-term interest rate), and (vi) credit default swap, in which the buyer pays a periodic fee in return for a contingent payment by the seller upon a credit event (such as a default) happening with respect to a specified instrument, typically in an amount equivalent to the loss incurred on a specific investment in that security due to the credit event.

A Fund may enter into such swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that Nuveen Fund Advisors reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain requirements imposed on the Fund by the Internal Revenue Code of 1986, as amended, may limit the Fund’s ability to use swap agreements.]

C-3

APPENDIX D

TAX OPINION

[To Be Provided By Amendment.]

D-1

Nuveen Short Duration Credit Opportunities Fund

Term Preferred Shares

                                          Shares, Series

STATEMENT OF ADDITIONAL INFORMATION

                                         , 2015

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits.

1.	Contained in Part A:

Financial Highlights for the Nuveen Short Duration Credit Opportunities Fund (the “Fund” or the “Registrant”) for the fiscal period August 1, 2014 through January 31, 2015, for the fiscal years ended July 31, 2012, July 31, 2013 and July 31, 2014, and for the fiscal period May 25, 2011 (commencement of operations) through July 31, 2011.

Contained in Part B:

Financial Statements are incorporated in Part B by reference to the Registrant’s July 31, 2014 Annual Report (audited) on Form N-CSR as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001104659-14-070714 on October 8, 2014 and to the Registrant’s January 31, 2013 Semi-Annual Report (unaudited) on Form N-CSRS as filed with the SEC via EDGAR Accession No. 0001104659-15-026643 on April 9, 2015.

2.	Exhibits:

a.	Declaration of Trust dated January 3, 2011 is incorporated herein by reference to Exhibit a. of the Registrant’s initial Registration Statement on Form N-2 (File No. 333-171661 and 811-22518), as filed with the SEC on January 12, 2011.

b.	Registrant’s By-Laws (Amended and Restated as of November 18, 2009) are incorporated herein by reference to Exhibit b. of the Registrant’s initial Registration Statement on Form N-2 (File No. 333-171661 and 811-22518), as filed with the SEC on January 12, 2011.

c.	Not applicable.

d.1	Rating Agency Guidelines.*

d.2	Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares. See Appendix A to the Statement of Additional Information.*

e.	Terms and Conditions of the Dividend Reinvestment Plan are incorporated herein by reference to Exhibit e. of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-171661 and 811-22518), as filed with the SEC on April 11, 2011.

f.	Not applicable.

g.1	Investment Management Agreement dated October 1, 2014 between the Registrant and Nuveen Fund Advisors, LLC.

g.2	Sub-Advisory Agreement dated October 1, 2014 between Nuveen Fund Advisors, LLC and Symphony Asset Management LLC.

h.1	Distribution Agreement dated February 26, 2013 relating to At-the-Market Offerings between the Registrant and UBS Securities, LLC is incorporated herein by reference to Exhibit h.1 of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518), as filed with the SEC on April 30, 2013.

h.2	Dealer Agreement dated April 9, 2013 relating to At-the-Market Offerings between Nuveen Securities, LLC and UBS Securities, LLC is incorporated herein by reference to Exhibit h.2 of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518), as filed with the SEC on April 30, 2013.

h.3	Form of Nuveen Master Selected Dealer Agreement is incorporated herein by reference to Exhibit h.3 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-171661 and 811-22518), as filed with the SEC on May 24, 2011.

h.4	Form of UBS Securities LLC Master Selected Dealer Agreement is incorporated herein by reference to Exhibit h.4 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-171661 and 811-22518), as filed with the SEC on May 24, 2011.

h.5	Form of UBS Securities LLC Master Agreement Among Underwriters is incorporated herein by reference to Exhibit h.5 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-171661 and 811-22518), as filed with the SEC on May 24, 2011.

h.6	Form of Structuring Fee Agreement with UBS Securities LLC is incorporated herein by reference to Exhibit h.6 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-171661 and 811-22518), as filed with the SEC on May 24, 2011.

h.7	Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated is incorporated herein by reference to Exhibit h.7 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-171661 and 811-22518), as filed with the SEC on May 24, 2011.

h.8	Form of Structuring Fee Agreement with Citigroup Global Markets Inc. is incorporated herein by reference to Exhibit h.8 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-171661 and 811-22518), as filed with the SEC on May 24, 2011.

h.9	Form of Marketing and Structuring Fee Agreement with Morgan Stanley & Co. Incorporated is incorporated herein by reference to Exhibit h.9 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-171661 and 811-22518), as filed with the SEC on May 24, 2011.

h.10	Form of Structuring Fee Agreement with Wells Fargo Securities, LLC is incorporated herein by reference to Exhibit h.10 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-171661 and 811-22518), as filed with the SEC on May 24, 2011.

h.11	Form of Underwriting Agreement with *

h.12	Form of Standard Dealer Agreement*

h.13	Form of Master Agreement Among Underwriters*

h.14	Form of Dealer Letter Agreement*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees (as Amended and Restated effective January 1, 2013) is incorporated herein by reference to Exhibit i. of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518), as filed with the SEC on April 30, 2013.

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated July 15, 2015 (the “Custodian Agreement”).

k.1	Transfer Agency and Service Agreement dated October 7, 2002 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit k.1 of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-171661 and 811-22518), as filed with the SEC on April 11, 2011.

k.2	Schedule A, dated May 25, 2011, to the Transfer Agency and Service Agreement dated October 7, 2002 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit k.2 of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-171661 and 811-22518), as filed with the SEC on April 11, 2011.

k.3	Amendment dated July 1, 2011 to the Transfer Agency and Service Agreement dated October 7, 2002 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit k.3 of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518), as filed with the SEC on February 1, 2013.

l.1	Opinion and consent of Bingham McCutchen LLP is incorporated herein by reference to Exhibit l. of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518), as filed with the SEC on April 30, 2013.

l.2	Consent of Bingham McCutchen LLP is incorporated herein by reference to Exhibit l.2 of the Registrant’s Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518), as filed with the SEC on November 22, 2013.

l.3	Opinion of K&L Gates LLP.*

l.4	Opinion of .*

m.	Not applicable.

n.	Consent of Ernst & Young LLP.

o.	Not applicable.

p.	Subscription Agreement dated March 17, 2011 between the Registrant and Nuveen Fund Advisors, Inc. (now, Nuveen Fund Advisors, LLC) is incorporated herein by reference to Exhibit p of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-171661 and 811-22518), as filed with the SEC on April 11, 2011.

q.	Not applicable.

r.	Code of Ethics and Reporting Requirements of Nuveen Investments, Inc. (including affiliated entities) and the Nuveen Funds effective January 1, 2013 is incorporated herein by reference to Exhibit r. of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518), as filed with the SEC on February 1, 2013.

s.	Powers of Attorney dated November 13, 2012 is incorporated herein by reference to Exhibit s. of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518), as filed with the SEC on February 1, 2013.

s.1	Power of Attorney dated April 17, 2013 is incorporated herein by reference to Exhibit s.1 of the Registrant’s Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518), as filed with the SEC on November 22, 2013.

s.2	Power of Attorney dated September 1, 2013 is incorporated herein by reference to Exhibit s.2 of the Registrant’s Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518), as filed with the SEC on November 22, 2013.

s.3	Powers of Attorney.

*	To be filed by amendment.

Item 26:	Marketing Arrangements.

See the Distribution Agreement filed as Exhibit h.1 to this Registration Statement.

See Section [    ] of the Form of Underwriting Agreement filed as Exhibit h.11 to this Registration Statement.

See Section [    ] of the Form of                                          Standard Dealer Agreement filed as Exhibit h.12 to this Registration Statement.

See Section [    ] of the Form of                                          Master Agreement Among Underwriters filed as Exhibit h.13 to this Registration Statement.

See paragraph [    ] of the Form of Dealer Letter Agreement between [Nuveen] and the underwriters filed as Exhibit h.14 to this Registration Statement.

See Section [    ] of the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit h.15 to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution.

Securities and Exchange Commission Registration Fees		$116.20
Promotion			*
Printing and Engraving Fees			*
Legal Fees			*
Exchange Listing Fees			*
Audit Fees			*
Rating Agency Fees			*
Miscellaneous Expenses			*

	$*		*

*	To be provided by amendment.

Item 28:	Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 29:	Number of Holders of Securities.

As of July 15, 2015:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	6,955
Preferred Shares
Term Preferred Shares, $0.01 par value	0
Total	6,955

Item 30:	Indemnification.

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,500,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $1,000,000 deductible for all other claims, with $0 deductible for individual insureds.

Section          of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser and Sub-Adviser.

Nuveen Fund Advisors manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

Robert D. Luse, Executive Vice President	Executive Vice President of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy, Executive Vice President and Secretary	Executive Vice President (since 2008) and Secretary and General Counsel (since 2006) of Nuveen Investments, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc. and (since 2011) of Nuveen Asset Management, LLC; Vice President and Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Winslow Capital Management, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary (since 2013) of Nuveen Commodities Asset Management, LLC.

Joseph T. Castro, Managing Director and Chief Compliance Officer	Managing Director (since 2011), Head of Compliance (since 2013) of Nuveen Investments, Inc.
Stuart J. Cohen, Managing Director and Assistant Secretary	Managing Director and Assistant Secretary of Nuveen Asset Management, LLC, Nuveen Investments, Inc. and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

Lucas A. Satre, Senior Vice President and Assistant Secretary	Senior Vice President, General Counsel and Secretary of Nuveen Securities, LLC; Senior Vice President and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Symphony Asset Management LLC (“Symphony”) currently serves as sub-adviser to the Fund and as an investment adviser or subadviser to certain other open-end and closed-end funds and as investment adviser to separately managed accounts. The address for Symphony is 555 California Street, Suite 2975, San Francisco, California 94104. See “Investment Adviser and Subadviser” in Part B of the Registration Statement.

Set forth below is a list of each director and officer of Symphony, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Symphony	Other Business Profession, Vocation or Employment During Past Two Years
Anne B. Popkin, President	Formerly, Principal, BlueCrest Capital Management LLC 40 Grosvenor Place, London SW1X 7AW, England

David Goldstein, Vice President and Chief Operating Officer	None

Angela McKillen, Vice President and Chief Financial Officer	None

Gunther M. Stein, Chief Executive Officer and Chief Investment Officer	None

Ross S. Sakamoto, Co-Director of Equity Investments and Portfolio Manager	Formerly, Director, Deutsche Bank Advisors 345 Park Avenue New York, New York 10154

Item 32:	Location of Accounts and Records.

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Fund’s Declaration of Trust, By-Laws, minutes of trustee and shareholder meetings, and contracts of the Registrant and all advisory material of the investment adviser. Symphony, in its capacity as sub-adviser, may also hold certain accounts and records of the Fund.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors or Symphony.

Item 33:	Management Services.

Not applicable.

Item 34:	Undertakings.

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be a part of this Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 18th day of August, 2015.

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND /s/ Kevin J. McCarthy
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (Principal Financial and Accounting Officer)	August 18, 2015

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)

William J. Schneider*	Chairman of the Board and Trustee

William Adams IV*	Trustee

Jack B. Evans*	Trustee
David J. Kundert*	Trustee	By:* /s/ Kevin J. McCarthy KEVIN J. MCCARTHY, Attorney-in-Fact August 18, 2015
John K. Nelson*	Trustee
Thomas J. Schreier, Jr.	Trustee
Judith M. Stockdale*	Trustee
Carole E. Stone*	Trustee
Virginia L. Stringer*	Trustee

Terence J. Toth*	Trustee

*	The powers of attorney authorizing Kevin J. McCarthy, among others, to execute this Registration Statement, and Amendments thereto, for the Trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed as exhibits to this Registration Statement.

EXHIBIT INDEX

Exhibit	Name

a.	Declaration of Trust dated January 3, 2011. (1)

b.	By-Laws of Registrant. (1)

c.	Not applicable.

d.1	Rating Agency Guidelines.*

d.2	Statement Establishing and Fixing the Rights and Preferences of Term Preferred Shares. See Appendix A to the Statement of Additional Information.*

e.	Terms and Conditions of the Dividend Reinvestment Plan. (2)

f.	Not applicable.

g.1	Investment Management Agreement dated October 1, 2014.

g.2	Sub-Advisory Agreement dated October 1, 2014.

h.1	Distribution Agreement dated February 26, 2013. (3)

h.2	Dealer Agreement dated April 9, 2013. (3)

h.3	Form of Nuveen Master Selected Dealer Agreement. (4)

h.4	Form of UBS Securities LLC Master Selected Dealer Agreement. (4)

h.5	Form of UBS Securities LLC Master Agreement Among Underwriters. (4)

h.6	Form of Structuring Fee Agreement with UBS Securities LLC. (4)

h.7	Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated. (4)

h.8	Form of Structuring Fee Agreement with Citigroup Global Markets Inc. (4)

h.9	Form of Marketing and Structuring Fee Agreement with Morgan Stanley & Co. Incorporated. (4)

h.10	Form of Structuring Fee Agreement with Wells Fargo Securities, LLC. (4)

h.11	Form of Underwriting Agreement with .*

h.12	Form of Standard Dealer Agreement.*

h.13	Form of Master Agreement Among Underwriters.*

h.14	Form of Dealer Letter Agreement.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees. (3)

j.	Amended and Restated Master Custodian Agreement dated July 15, 2015.

k.1	Transfer Agency and Service Agreement dated October 7, 2002. (2)

k.2	Schedule A to the Transfer Agency and Service Agreement dated October 7, 2002. (2)

k.3	Amendment dated July 1, 2011 to the Transfer Agency and Service Agreement dated October 7, 2002. (5)

l.1	Opinion and consent of Bingham McCutchen LLP. (3)

l.2	Consent of Bingham McCutchen LLP. (6)

l.3	Opinion of K&L Gates LLP.*

Exhibit	Name
l.4	Opinion of ..*

m.	Not applicable.

n.	Consent of Ernst & Young LLP.

o.	Not applicable.

p.	Subscription Agreement dated March 17, 2011. (2)

q.	Not applicable.

r.	Code of Ethics and Reporting Requirements of Nuveen Investments, Inc. (5)

s.	Powers of Attorney dated November 13, 2012. (5)

s.1	Power of Attorney dated April 17, 2013. (6)

s.2	Power of Attorney dated September 1, 2013. (6)

s.3	Powers of Attorney.

*	To be filed by amendment.

(1)	Filed on January 12, 2011 with Registrant’s Registration Statement on Form N-2 (File No. 333-171661 and 811-22518) and incorporated herein by reference.

(2)	Filed on April 11, 2011 with Registrant’s Registration Statement on Form N-2 (File No. 333-171661 and 811-22518) and incorporated herein by reference.

(3)	Filed on April 30, 2013 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518) and incorporated herein by reference.

(4)	Filed on May 24, 2011 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-171661 and 811-22518) and incorporated herein by reference.

(5)	Filed on February 1, 2013 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518) and incorporated herein by reference.

(6)	Filed on November 22, 2013 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-186405 and 811-22518) and incorporated herein by reference.